Fairness Materials
March 8, 2012
Project Castle
Exhibit (c)(2)
Portions of this Exhibit have been omitted pursuant to a request for confidential treatment filed with the Securities and Exchange
Commission.  The omitted portions are indicated by three
asterisks inside of brackets “[***]” and those portions have been filed separately with the Securities and Exchange Commission.

Project Castle 2 Section 1 Executive Summary

Latest Updates
Project Castle
EXECUTIVE SUMMARY
3
• Given lack of progress in discussions with Icicle, the Special Committee authorized Morgan Stanley on
February 8 to make an outreach to [***] parties: [***]
[***]
• On March 2, Icicle and VS made a revised offer of $22.50, which was rejected (committee required
$23 to resume negotiations)
• [***]
• On March 5, Icicle and VS made a revised offer of $23.00 per share
• [***]
• Icicle indicated it was prepared to negotiate and sign an agreement within 2 days
• [***]
• Contract negotiations with Icicle underway; contract includes favorable go-shop conditions (60 day go-
shop, low termination fee)
• Announcement targeted for [March 9, 2012] subject to successful resolution of open issues in the contract
***  Portions of this Exhibit have been omitted
pursuant to a request for confidential
treatment and have been filed separately with
the Securities and Exchange Commission.

Selected Transaction Considerations
Project Castle
EXECUTIVE SUMMARY
4
Transaction Benefits
• [***]
• Must sell at $23 if no other superior offer is
made
– Subject to change of recommendation
based on change in circumstances
• Potential concern about 34% block voting
against a deal
***  Portions of this Exhibit have been omitted
pursuant to a request for confidential treatment
and have been filed separately with the
Securities and Exchange Commission.
Potential Challenges / Issues
• Eliminates ongoing execution risk
• Premium to public trading levels
• Attractive go-shop parameters
– 60-day go-shop
– Low breakup fee (0.2% fee during go
shop, plus expenses)
• Go-shop creates opportunity to discover
higher prices
– [***]
• Substantially shifts external risks to buyers
– Greece/Euro, Macro, political
• Leverages current low interest rates and
market appetite
• Initiates go-shop process now
– [***]
– [***]
• Ability to induce buyers in go-shop
[***]

Summary of Transaction Terms
(1)
Merger Consideration
Public shareholders will receive $23.00 per share of Castle common stock, in cash
VS and his affiliated trusts (“Rollover Investors”), representing ~34% on a fully diluted basis, will roll 100% of their ownership interests
Funding through a combination of Equity and Debt:
Equity: Icicle/partners with new cash equity of not less than $210MM (“Equity Providers”)
and Rollover Investors
Debt: $1.15Bn debt commitment (~5.0x Adjusted 2011 EBITDA)
Transaction Statistics
Equity Value: $2,025MM
Aggregate Value: $1,923MM
Premia to
(2)
Transaction Multiples
(3)
Stock Price AV/Adj EBITDA
(4)
AV/EBITA P/E
1-Day 30-Day Avg. 60-Day Avg. CY’11 CY’12 CY’11 CY’12 CY’11 CY’12
19% 12% 17% 8.5x 8.0x 11.4x 10.0x 17.4x 14.0x
Structure
Cash merger
Transaction taxable to Castle shareholders, other than Rollover Investors
Deal Provisions
60-day go-shop provision post-signing
Bifurcated termination fee: $4.2MM and $6.3MM after the go-shop period (represents approximately 0.20% and 0.31% respectively of total equity value), plus expense reimbursement
Subject to majority vote of the unaffiliated shareholders
Reverse termination fee of $9MM for Icicle breach or failure to close; specific performance permitted to fund equity if debt financing is available
Reverse termination fee is Castle’s sole monetary remedy except up to $18MM total
(including reverse termination fee) may be recovered in suit on intentional or willful breach that prevents closing or financing breach
Fiduciary out during and after go-shop period allowing Castle board to accept an unsolicited
Summary of Proposed Transaction Terms
Project Castle
EXECUTIVE SUMMARY
5
Notes
1. Special Committee counsel to provide review of merger agreement and related documents. This is a summary of only certain selected proposed transaction terms, as set forth in the Draft Merger
Agreement dated 03/06/12 and is not intended to be a complete description of proposed transaction terms
2. Based on current prices as of 3/07/12
3. Street Case based on Wall Street consensus as of 2/15/12
4. Adjusted EBITDA includes adjustment to reflect non-recurring items; EBITDA estimates based on Case A per Castle management as of 2/8/12

Summary of Proposed Transaction Terms (cont’d)
Project Castle
EXECUTIVE SUMMARY
6
Summary of Transaction Terms (cont’d)
Regulatory / HSR
Buyer agrees to promptly take any and all steps necessary to obtain all regulatory and governmental approvals to consummate the transaction
Treatment of Castle’s
Employee Equity
Vested Options will be cashed out at closing
Unvested Options and RSUs shall remain subject to their vesting terms and be cashed out at the $23.00 per share deal price when they vest according to their vesting schedule
Representations & Warranties
Customary for a transaction of this nature
Covenants
Customary restrictive covenants for Castle between signing and closing
Select Conditions to Closing
Castle shareholder approval (including majority of unaffiliated shareholders)
Antitrust/regulatory approvals
Generally, no breach of representations and warranties that, in aggregate, would result in a material adverse effect
No material adverse effect (with customary carve-outs)
No material breaches of covenants
Financing
Equity Funding Letters executed at signing by Icicle partners for new cash equity commitment of at least $210MM
Debt Commitment Letter executed at signing for $820MM of term loan and $75MM of revolving credit facility (senior credit facilities) and $300MM of unsecured exchange notes offering or bridge facility (bridging to unsecured exchange notes offering)
Limited financing outs in commitment letters (principally: negotiation of merger agreement, accuracy of Representations and information provided, receipt of financing statements and offering memorandum, equity funded, at least 90% rollover of shares held by Rollover Investors, narrow MAE definition

Cowen
Fac Crest
Actual
Jefferies
Wunderlich
Capstone
Credit Suisse
JMP
Stifel
J.P. Morgan

Actual
Credit Suisse
Stifel
Jefferies
Fac Crest
JMP
Capstone
Wunderlich
Cowen
J.P. Morgan

Credit Suisse
Capstone
Fac Crest
JMP
Stifel
Cowen
Wunderlich
Actual
Jefferies
J.P. Morgan

Morgan Stanley

Revenue
Project Castle
EXECUTIVE SUMMARY
7
Source Street Research, Castle Management
Q4 Results Relative to Street Estimates
EPS
EBITA
244
243
243
237
249
246
246 246
245
245
Consensus
Mean: $243.9
200
210
220
230
240
250
260
($MM)
0.51
0.51
0.50
0.50
0.58
0.54
0.53
0.52
0.51
0.51
Consensus
Mean: $0.52
$0.44
$0.46
$0.48
$0.50
$0.52
$0.54
$0.56
$0.58
$0.60
($)
61
61
60
58
67
65
63
63
62
62
Consensus
Mean: $61.6
$52
$54
$56
$58
$60
$62
$64
$66
$68
($MM)

($MM)
2010 2011 % Change
($MM)
Q4-2010 Q4-2011 % Change
Data Protection Data Protection
Organic $27.7 $20.4 (26.3%) Organic $7.2 $5.0 (30.9%)
Acquisitions -                  $21.6 Acquisitions -                  $5.3
Total $27.7 $42.0 51.8% Total $7.2 $10.3 42.5%
Monitoring Monitoring
Organic $68.8 $69.0 0.3% Organic $25.6 $20.8 (18.7%)
Acquisitions -                  $3.0 Acquisitions -                  $2.7
Total $68.8 $72.1 4.7% Total $25.6 $23.5 (8.3%)
User Workspace Mgmt User Workspace Mgmt
Organic $17.8 $16.0 (9.8%) Organic $5.1 $4.2 (16.2%)
Acquisitions -                  $3.7 Acquisitions -                  $1.9
Total $17.8 $19.7 11.1% Total $5.1 $6.1 20.7%
Database Database
Organic $104.4 $101.7 (2.6%) Organic $35.3 $27.8 (21.2%)
Acquisitions -                  $0.0 Acquisitions -                  $0.0
Total $104.4 $101.7 (2.6%) Total $35.3 $27.8 (21.2%)
Windows Mgmt Windows Mgmt
Organic $219.6 $220.5 0.4% Organic $75.6 $71.6 (5.3%)
Acquisitions -                  $9.1 Acquisitions -                  $2.6
Total $219.6 $229.6 4.6% Total $75.6 $74.2 (1.9%)
Other Other
Organic $4.7 $5.7 22.5% Organic $1.0 $1.1 5.5%
Acquisitions -                  $0.0 Acquisitions -                  $0.0
Total $4.7 $5.7 22.5% Total $1.0 $1.1 5.5%
Total Total
Organic $443.0 $433.3 (2.2%) Organic $149.8 $130.5 (12.9%)
Acquisitions -                  $37.5 Acquisitions -                  $12.5
Grand Total $443.0 $470.8 6.3% Grand Total $149.8 $143.0 (4.6%)
2011 License Bookings Growth: 2.2% Organic Decline
EXECUTIVE SUMMARY
Organic and Inorganic Growth Rates
8
Project Castle
2010 vs. 2011 License Bookings Growth Q4-’10 vs. Q4-‘11 License Bookings Growth

Case A
Cowen
Pac Crest
Jefferies
Credit Suisse
Wunderlich
JMP
Stifel
J.P. Morgan

Stifel
Case A
Pac Crest
Wunderlich
Jefferies
Cowen
JMP
Credit Suisse
J.P. Morgan

Stifel
Jefferies
Pac Crest
Cowen
Case A (2)
JMP
Credit Suisse
Wunderlich
J.P. Morgan

Morgan Stanley

934
931
930
959
942
940 940
936
935
Consensus
Mean: $938.5
$800
$825
$850
$875
$900
$925
$950
$975
Revenue (1)
($MM)
Project Castle
EXECUTIVE SUMMARY
9
Source Street Research, Castle Management
2012 Plan Relative to Street Estimates
Notes
1. Case A based on Castle management outlook as of 2/8/2012; Smarsh consolidated at 100%
2. “EBITA” reflects non-GAAP Operating Income, adjusted to exclude Castle’s amortization of acquired intangibles, SBC, and one-time items
3. Adjusted for the portion of EPS attributable to Smarsh minority interest holders
1.62
1.60
1.55
1.73
1.69
1.69
1.66
1.65
1.63
Consensus
Mean: $1.65
$0.00
$0.20
$0.40
$0.60
$0.80
$1.00
$1.20
$1.40
$1.60
$1.80
$2.00
EPS (1)
($)
191
188
187
197
197
196
195
193
193
Consensus
Mean: $192.5
$182
$184
$186
$188
$190
$192
$194
$196
$198
EBITA (1,2)
($MM)

Credit Suisse
Stifel
Wunderlich
Pac Crest
Jefferies
Case A
JMP
Cowen
J.P. Morgan

Stifel
Jefferies
Credit Suisse
Wunderlich
Pac Crest
JMP
J.P. Morgan
Cowen
Case A

Stifel
Jefferies
Credit Suisse
Pac Crest
Wunderlich
JMP
Cowen
J.P. Morgan
Case A (3)

Morgan Stanley

Project Castle
EXECUTIVE SUMMARY
10
Source Street Research, Castle Management
Q1 Plan Relative to Street Estimates
Notes
1. Case A based on Castle management outlook as of 2/8/2012; Smarsh consolidated at 100%.
2. “EBITA” reflects non-GAAP Operating Income, adjusted to exclude Castle’s amortization of acquired intangibles, SBC, and one-time items
3. Adjusted for the portion of EPS attributable to Smarsh minority interest holders
Bookings Forecast $6.5MM Ahead of Plan; Revenue Forecast $4.5MM Ahead of Plan
210
210
210
210
212
213
215
216
216
Consensus
Mean: $212.7
$185
$190
$195
$200
$205
$210
$215
$220
Revenue (1)
($MM)
28
27
24
36
33
32
30
30
29
Consensus
Mean: $29.9
$0
$5
$10
$15
$20
$25
$30
$35
$40
EBITA (1,2)
($MM)
0.22
0.21
0.20
0.32
0.29
0.27
0.26
0.25
0.24
Consensus
Mean: $0.25
$0.00
$0.05
$0.10
$0.15
$0.20
$0.25
$0.30
$0.35
EPS (1)
($)

Revenue/%Growth
2008-2015
($MM)
Comparison of Forecasts
2008-2015: Historical; Street, Case A, Sensitivity, and Case A + $20MM
Project Castle
EXECUTIVE SUMMARY
Notes
1. “EBITA” reflects non-GAAP Operating Income, adjusted to exclude Castle’s amortization of acquired intangibles, SBC, and one-time items
2. Case A based on Castle management outlook as of February 8, 2012
3. Sensitivity developed by Castle management based on Case A
4. Case A + $20MM assumes $10MM cost savings in 2012 and $20MM thereafter
11
EBITA (1) /%Margin
2008-2015
($MM)
Source Company Filings, Street Research, Castle Management
$767.1/10.3%
$695.2/(5.5%)
$735.4/16.5%
$990.2/5.8%
$936.0/9.2%
$857.4/11.8%
$1,124.3/4.7%
$1,073.6/5.2%
$1,020.6/6.4%
$958.9/11.8%
$857.4/11.8%
$1,070.4/3.0%
$1,038.8/3.6%
$1,003.2/5.5%
$951.0/10.9%
$857.4/11.8%
$600
$700
$800
$900
$1,000
$1,100
$1,200
2008 2009 2010 2011 2012 2013 2014 2015
$177.4/23.1%
$155.6/22.4%
$136.0/18.5%
$168.0/19.6%
$192.5/20.6%
$216.5/21.9%
$168.0/19.6%
$196.7/20.5%
$227.5/22.3%
$251.6/23.4%
$273.9/24.4%
$241.3/23.2%
$168.0/19.6%
$195.1/20.5%
$222.7/22.2%
$258.0/24.1%
$168.0/19.6%
$206.7/21.6%
$247.5/24.3%
$271.6/25.3%
$293.9/26.1%
$125
$150
$175
$200
$225
$250
$275
$300
2008 2009 2010 2011 2012 2013 2014 2015
Historical Street (2/15/12) Case A (2/8/12) Case A + $20MM
Sensitivity

Project Castle 12 Section 2 Valuation Analysis

Implied Price Premium to
(1)
FD FD FD Aggregate FD Aggregate FD Aggregate
Implied 30 Tr Days 60 Tr Days Equity Agg.
Value / Revenue
(3)
Value / EBITDA
(1)
Value / EBITA
(3)
P/E
(3)
Price Current Average Average Value
Value
(2)
'11 Act '12 Street '11 Act '11 Adj. Act
(4)
'11 PF Adj Act
(5)
'12 Street '12 Mgmt '12 Adj. Mgmt
(4)
'11 Act '12 Street '11 Act '12 Street
$19.35 $20.60 $19.66 $857 $936 $184 $226 $237 $209 $216 $239 $168 $193 $1.32 $1.65
$19.35 0% (6%) (2%) $1,673 $1,572 1.8x 1.7x 8.5x 6.9x 6.6x 7.5x 7.3x 6.6x 9.4x 8.2x 14.7x 11.8x
20.00 3% (3%) 2% 1,735 1,633 1.9 1.7 8.9 7.2 6.9 7.8 7.5 6.8 9.7 8.5 15.2 12.2
21.00 9% 2% 7% 1,831 1,729 2.0 1.8 9.4 7.6 7.3 8.3 8.0 7.2 10.3 9.0 15.9 12.8
22.00 14% 7% 12% 1,928 1,826 2.1 2.0 9.9 8.1 7.7 8.7 8.4 7.6 10.9 9.5 16.7 13.4
23.00 19% 12% 17% 2,025 1,923 2.2 2.1 10.5 8.5 8.1 9.2 8.9 8.0 11.4 10.0 17.4 14.0
24.00 24% 16% 22% 2,122 2,021 2.4 2.2 11.0 8.9 8.5 9.7 9.3 8.5 12.0 10.5 18.2 14.6
$MM, Except Per Share Data
Preliminary Valuation Matrix
Project Castle
VALUATION ANALYSIS
13
Notes:
1. Market data as of 3/7/12
2. Based on net cash of $136.5MM as of 12/31/11; Includes $34.9MM of Smarsh minority interest
3. Street based on consensus estimates; Case A for 2011 and 2012 based on Castle management outlook as of February 8, 2012
4. Adjusted EBITDA is adjusted for BakBone deferred revenue write-down of $33.8MM in 2011 and $19.6MM in 2012, duplicated Cork facility devoplment expense of $5.5MM in 2011, and public company costs of $3MM in 2011 and 2012; Detaild explanations provided on pg. 41
5. PF Adjustments include all adjustments per footnote 4 and also add back of eliminated expenses related to closure of Surgient business and one-time severance expense and previously paid compensation expense related to RIF actions in Q3'11; Detailed explanations provided on pg 41

$19.34
$15.02
$15.02
$19.50
$17.42
$14.52
$18.35
$16.46
$18.66
$16.48
$19.52
$17.12
$19.67
$21.73
$19.16
$22.44
$23.22
$24.73
$21.29
$20.60
$20.75
$18.47
$23.04
$19.85
$16.71
$16.33
$21.93
$21.93
$26.99
$29.00
$21.83
$19.79
$22.37
$23.04
$22.76
$23.07
$23.78
$23.97
$29.12
$32.01
$27.21
$27.72
$29.99
$31.94
$26.12
$31.83
$31.37
$31.67
$32.91
$31.39
$26.27
$27.17
$10 $15 $20 $25 $30 $35
$20.83
$25.44
$18.67
$26.14
$22.99
$33.98
Notes
1. Market data as of 3/7/2012; Reflects closing prices
2. Street based on consensus estimates for 2011 and 2012; Case A based on Castle management outlook as of 2/8/2012;
Sensitivity developed by Castle management based on Case A. “EBITA”reflects non-GAAP Operating Income, adjusted to exclude Castle’s amortization of acquired intangibles, SBC, and one-time items
3. Discounted at 10% Cost of Equity for 0.82 years to 3/7/12
4. Discounted as of 3/31/12; Excludes 9% WACC/3% PGR for Street Case and Case A and 9% WACC/2% PGR for Sensitivity Case; assumes 25%-40% tax rate in years 2017+
5. Assumes exit multiple = entry multiple, based on Case A as of 2/8/2012
6. Based on actual results and street consensus estimates. LTM/NTM as of 12/31/2011.  Net Cash Balance as of 12/31/2011
VALUATION ANALYSIS
Valuation Analysis Summary
Project Castle
14
Icicle Offer = $23.00
Case A + $20MM
Street Case CY2012E – P/E (10.0x – 14.0x)
Historical Trading Range (1)
Current Price (1) = $19.35
Analyst Price Targets (Undiscounted)
Comparable Companies Analysis (2)
Last Twelve Months
Last 30 Days
Street Case CY2012E – AV / EBITA (7.0x – 9.0x)
Street Case CY2011A – P/E (11.0x – 15.0x)
Street Case CY2011A – AV / EBITA (7.5x – 10.0x)
NTM P/E (14.0x – 20.0x)
Discounted Cash Flow Analysis (2)(4)
Street Case (9%-11% WACC; 1-3% PGR)
Case A (9%-11% WACC; 1-3% PGR)
Precedent Transaction Analysis
LBO Analysis: 5.0x – 5.5x Leverage; 20%-25% IRR (5)
30-Day Average Price Premium (20% – 55%)
1-Day Price Premium (20% – 55%)
NTM EBITDA (8.0x – 13.0x)
LTM P/E (14.0x – 24.0x)
LTM EBITDA (9.0x – 15.0x)
NTM EBITDA (6.0x – 11.0x)
LBO Transactions (6) :
LTM EBITDA (7.0x – 12.0x)
Precedent Premia (1) :
Case A CY2012E – AV / EBITA (7.0x – 9.0x)
Case A CY2012E – P/E (10.0x – 14.0x)
Precedent Software Multiples (6) :
Discounted Equity Value Analysis (2)(3)
Case A CY2013E EBITA (7.0x - 9.0x)
Case A CY2013E EPS (10.0x - 14.0x)
LBOs: 1-Day Price Premium (10%-35%)
Since Revised Guidance (7/12/2011)
LTM Adj. EBITDA (7.0x – 12.0x)
Sensitivity Case (9%-11% WACC; 0-2% PGR)
Median: $23.00
Mean: $22.70

L1M L3M L6M LTM
Average $20.61 $19.61 $18.48 $20.12
High $21.93 $21.93 $21.93 $26.90
Low $19.34 $17.98 $15.02 $15.02
0
5
10
15
20
25
30
05/17/2011 07/28/2011 10/07/2011 12/19/2011 03/07/2012
0
5
10
15
20
25
30
Volume Price Beat earnings Missed earnings
LTM
Price ($) Volume (MM)
Historical Stock Price Performance
Project Castle
VALUATION ANALYSIS
15
Source: Capital IQ
• Castle’s share price has
declined in 2011 with earnings
misses
• Stock price has pulled back
after Q4’11 announcement
02-Aug-11
Missed Q2
earnings estimates
by 19.3%
12-Jul-11
Castle lowers growth
guidance from 16% growth
to 11%-12%growth
Last 12 Months
03-Nov-11
Beat Q3 earnings
estimates by 13.8%
$19.35
Median Price Target: $23.00
14-Feb-12
Missed Q4
earnings estimates
by 1.5%
03-May-11
Missed Q1 earnings
estimates by 31%
03/07/2011

Year-To-Date Stock Price Performance
Indexed to 100 on 1/3/12 (1,2)
LTM Stock Price Performance
Indexed to 100 on 3/7/11 (1,2)
Source Capital IQ
Indexed Price Performance
VALUATION ANALYSIS
16
Project Castle
Note
1. Large-Cap Software includes: HP, IBM, Microsoft, and Oracle
2. Other/High Growth Software includes: Citrix, Informatica, Qlik, Tibco, and VMware
Castle BMC CA Compuware Symantec Large Cap Other/High Growth
Castle: (27%)
BMC: (25%)
CA: 13%
Compuware: (19%)
Symantec: (3%)
Large Cap Software:
(0%)
Other/High Growth
Software: 14%
50%
60%
70%
80%
90%
100%
110%
120%
130%
140%
3/7/2011 5/17/2011 7/28/2011 10/7/2011 12/19/2011 3/7/2012
90%
95%
100%
105%
110%
115%
120%
125%
130%
135%
1/3/2012 1/13/2012 1/26/2012 2/7/2012 2/17/2012 3/7/2012
BMC: 11%
CA: 31%
Compuware: 10%
Symantec: 9%
Large Cap Software:
8%
Other/High Growth
Software: 21%
Castle: 4%

($MM)
Current Date of Revenue EBIT EPS
Bank Price Target Price Target Recommendation Valuation Methodology CY2012E CY2013E CY2012E CY2013E CY2012E CY2013E
Cowen & Co. NA 02/15/12 Hold 13.0x P/E, 10.0x AV/FCF $942.1 $997.9 $192.8 $214.4 $1.66 $1.92
Credit Suisse $19.50 02/15/12 Hold 13.3x P/E, 9.1x AV/uFCF $936.4 $977.0 $187.7 $201.1 $1.62 $1.74
Jefferies $23.00 02/14/12 Hold 8.0x uFCF $940.0 $1,002.5 $193.2 $218.2 $1.69 $1.92
JMP Securities NA 02/15/12 Hold 11.0x P/E $933.7 $995.6 $191.5 $222.5 $1.63 $1.89
JP Morgan $26.00 02/15/12 Buy DCF, 5.1x AV/Maint. Revenue $930.0 $968.4 $187.3 $221.0 $1.55 $1.80
Pacific Crest Securities $29.00 02/15/12 Buy 18.0x P/E, 15.0x AV/FCF $940.0 $1,000.0 $196.2 $219.3 $1.69 $1.88
Stifel, Nicolaus & Co. $25.00 02/15/12 Buy 14.0x P/E, 1.9x AV/Revenue, 11.0x Price/FCF $931.0 $990.2 $196.7 $219.2 $1.73 $1.96
Wunderlich Securities $20.00 02/15/12 Hold P/E, P/Revenue $934.6 N/A $194.7 N/A $1.60 N/A
Mean
(1)
$22.70 $936.0 $990.2 $192.5 $216.5 $1.65 $1.87
Median
(1)
$23.00 $935.5 $995.6 $193.0 $219.2 $1.65 $1.89
Analyst Estimates and Targets
VALUATION ANALYSIS
Analyst Perspectives on Castle
Concerns
• The company reported license revenue
of $106 million (7.7% year-over-
year), compared to consensus
expectations of $109 million
• Challenges in both the North
American commercial and public
sector
businesses,
especially as it
relates to large deals, had a negative
effect on license revenue
• Risks include competition and pricing
pressure in the systems management
market, general reduction in IT
spending, and U.S. dollar exchange
rates
• Organic growth still
desired.
Total
revenue for 4Q11 was up 13% year-
over-year, but weak Americas
performance, particularly in the public
sector
Analyst Commentary
Positives
• Decent 4Q Results With Challenges
in
NA.
Castle’s reported results were
largely better than expected
• Cash flow model remains source of
strengths
• Margin improves ahead of expected
contraction.
Operating margin of
27.2% for the quarter was up
significantly from 22.6% in the year-
ago period and 22.4% in the prior
quarter
• Management exhibited solid
operating discipline in the quarter,
reducing operating costs as a
percentage of revenue on all lines,
consistent with the trend throughout
2011
Outlook
• Wait for Castle to show the benefits
from investments/changes in the
company’s go-to-market
strategy,
as well as more evidence of the
effective integration of their
acquisitions and more visibility into
the growth profile of the company’s
vRanger, performance management,
and Exchange tools businesses, before
turning more positive
• Given the challenges in the 4Q and the
disappointing 2011, we believe
management has done a much
better job in appropriately setting the
bar for 2012 versus the experience of
last year
• We continue to view the shares as a
relatively safe haven if the macro
environment worsens and of the value
names that we cover, offers the best
potential for real growth
Project Castle
Notes
Source: Street Research; Excludes Capstone Investments as estimates are stale
Increase from Prior Decrease from Prior
17
Buy
38%
Hold
63%
Recommendation Summary

Castle - Actual
Symantec
BMC
Compuware
CA
Oracle
Microsoft
IBM
HP
Qlik
VMware
Solarwinds
Tibco
Informatica
Citrix

Castle - Street
Castle - Case A
Castle - Sensitivity
Compuware
CA
Symantec
BMC
Microsoft
Oracle
IBM
HP
Qlik
Solarwinds
VMware
Informatica
Tibco
Citrix

Morgan Stanley

11.8%
11.0%
8.8%
8.5%
5.6%
13.3%
8.1%
(0.9%)
7.3%
41.2%
31.5%
29.0%
21.0%
20.4%
17.6%
Median: 8.6%
Median: 7.7%
Median: 25.0%
(6%)
0%
6%
12%
18%
24%
30%
(10%)
0%
10%
20%
30%
40%
50%
CY2011A/10A Revenue Growth
(%)
6.7%
4.8%
3.4%
2.8%
6.4%
4.8%
9.2%
11.8%
10.9%
(2.3%)
1.4%
27.7% 27.9%
21.6%
14.9%
13.9% 13.8%
Median: 4.1%
Median: 3.1%
Median: 18.2%
(5%)
0%
5%
10%
15%
20%
25%
(6%)
0%
6%
12%
18%
24%
30%
CY2012E/11E Revenue Growth
(%)
Benchmarking Castle Against Comparables
Revenue Growth
VALUATION ANALYSIS
18
Project Castle
Total Organic
Total Organic
(3)
(3)
Castle Other/High-Growth Software Core Comparables Large Cap Software
Note
1. Market data as of 3/7/2012; Street based on consensus estimates as of February 15, 2012. Case A based on Castle management outlook as of February 8, 2012; Sensitivity developed by
Castle management based on Case A
2. Source: Capital IQ, Thomson Consensus, and Street Research
3. Based on ex-acquisition Y/Y growth rate
Source Company Management
16.5%
(5.5%)
10.3%
11.8%
9.3%
(7.6%)
5.9%
9.4%
(10%)
(5%)
0%
5%
10%
15%
20%
2008 2009 2010 2011
Castle Historical Growth
Total Revenue
(Y/Y %)
11.8%
(11.6%)
12.0%
6.3%
10.4%
(12.9%)
(2.2%)
4.8%
(15%)
(10%)
(5%)
0%
5%
10%
15%
2008 2009 2010 2011
Castle Historical Growth
License Bookings
(Y/Y %)
Organic:
5.3%
(3)
Organic:
5.9%
(3)

Castle - Actual
BMC
CA
Symantec
Compuware
Oracle
Microsoft
IBM
HP
Solarwinds
VMware
Informatica
Citrix
Tibco
Qlik

Castle - Street
Castle - Case A
Castle - Sensitivity
BMC
CA
Symantec
Compuware
Oracle
Microsoft
IBM
HP
Solarwinds
VMware
Informatica
Tibco
Citrix
Qlik

(1)
34.7%
33.6%
26.0%
17.9%
45.6%
39.8%
21.3%
9.7%
20.6% 20.5% 20.5%
49.2%
30.3%
29.4%
27.1%
26.3%
13.3%
Median: 29.8%
Median: 30.6% Median: 28.2%
0%
12%
24%
36%
48%
60%
0%
11%
22%
33%
44%
55%
CY2012E EBITA Margin
(%)
19.6%
36.7%
33.1%
25.6%
17.6%
44.6%
40.4%
20.3%
10.3%
51.1%
30.7%
28.2%
26.3% 25.9%
11.6%
Median: 29.3% Median: 30.4% Median: 27.2%
0%
12%
24%
36%
48%
60%
0%
11%
22%
33%
44%
55%
CY2011A EBITA Margin
(%)
Benchmarking Castle Against Comparables
EBITA Margin
VALUATION ANALYSIS
19
Project Castle
Note
1. “EBITA” reflects non-GAAP Operating Income, adjusted to exclude Castle’s amortization of acquired intangibles, SBC, and one-time items
2. Market data as of 3/7/2012; Street based on consensus estimates as of February 15, 2012; Case A based on Castle management outlook as of February 8, 2012; Sensitivity developed by
Castle management based on Case A
3. Source: Capital IQ, Thomson Consensus, and Street Research
Castle Other/High-Growth Software Core Comparables Large Cap Software

Castle - Actual
Compuware
CA
Symantec
BMC
IBM
Oracle
Microsoft
HP
VMware
Solarwinds
Informatica
Citrix
Tibco
Qlik

Castle - Street
Castle - Case A
Compuware
CA
BMC
Symantec
IBM
Oracle
Microsoft
HP
Qlik
VMware
Solarwinds
Citrix
Informatica
Tibco

Morgan Stanley

Benchmarking Castle Against Comparables
EBITA Multiples
(1)
VALUATION ANALYSIS
20
Project Castle
Castle Other/High-Growth Software Core Comparables Large Cap Software
11.0x
7.2x 7.2x
7.0x
10.9x
8.0x
7.8x
6.1x
8.0x
8.2x
45.4x
29.2x
21.1x
19.5x
18.6x
17.1x
Median: 7.9x
Median: 7.2x
Median: 20.3x
0x
5x
10x
15x
20x
25x
0x
10x
20x
30x
40x
50x
CY2012E AV / EBITA
(x)
11.9x
7.7x
7.4x
7.0x
11.6x
8.5x
8.1x
5.6x
9.4x
35.1x
26.0x
22.2x 22.2x
20.4x
N.M.
Median: 7.5x
Median: 8.3x
Median: 22.2x
0x
10x
20x
30x
40x
0x
10x
20x
30x
40x
CY2011A AV / EBITA
(x)
Note
1. “EBITA” reflects non-GAAP Operating Income, adjusted to exclude Castle’s amortization of acquired intangibles, SBC, and one-time items
2. Market data as of 3/7/2012; Street based on consensus estimates as of February 15, 2012; Case A based on Castle management outlook as of February 8, 2012; Sensitivity developed by
Castle management based on Case A
3. Source: Capital IQ, Thomson Consensus, and Street Research

Castle - Actual
Compuware
CA
BMC
Symantec
IBM
Oracle
Microsoft
HP
VMware
Solarwinds
Informatica
Tibco
Citrix
Qlik(3)

Castle - Street
Compuware
CA
BMC
Symantec
IBM
Oracle
Microsoft
HP
VMware
Solarwinds
Informatica
Citrix
Tibco
Qlik(3)

Morgan Stanley

20.0x
11.1x 10.9x
9.9x
12.9x
12.5x
10.6x
5.6x
11.8x
31.9x
29.5x
26.2x
24.9x
N.M.
38.5x
Median: 11.0x
Median: 11.5x
Median: 29.5x
0x
8x
16x
24x
32x
40x
0x
8x
16x
24x
32x
40x
CY2012E P/E
(x)
19.7x
12.3x
11.2x 10.9x
14.3x
12.9x
10.8x
5.0x
14.7x
36.8x
34.3x
30.2x
29.2x
N.M.
46.5x
Median: 11.8x
Median: 11.9x
Median: 34.3x
0x
8x
16x
24x
32x
40x
0x
10x
20x
30x
40x
50x
CY2011A P/E
(x)
Benchmarking Castle Against Comparables
P/E Multiples
VALUATION ANALYSIS
21
Project Castle
Note
1. Market data as of 3/7/2012; Street based on consensus estimates as of February 15, 2012
2. Source: Capital IQ, Thomson Estimates, and Street Research
3. Qlik multiples > 50.0x and implied by low EPS
Castle Other/High-Growth Software Core Comparables Large Cap Software

0
2
4
6
8
10
12
14
3/7/2011 5/17/2011 7/28/2011 10/7/2011 12/19/2011 3/7/2012
Forward AV/NTM EBITA
(x)
0 x
5 x
10 x
15 x
20 x
25 x
3/7/2011 5/17/2011 7/28/2011 10/7/2011 12/19/2011 3/7/2012
Forward P/E Multiples
(x)
Symantec
(9.9x)
BMC (10.9x)
VALUATION ANALYSIS
Castle vs. Peers Historical Valuation Multiple Analysis
22
Source Capital IQ, Thomson Consensus
Source Capital IQ
Castle BMC CA Symantec Compuware
CA (11.1x)
Compuware
(20.0x)
Castle (11.8x)
Symantec
(6.8x)
CA (7.2x)
BMC (6.5x)
Castle (8.2x)
Project Castle
Notes
1. Market data and Street Research as of 3/7/2012
Compuware
(9.2x)

$MM, Except Per Share Data
Mar. 2012 Dec. 2012
Forward EBITA $192.5 $227.5
Forward Multiple 8.2x 8.0x
Aggregate Value $1,571.7 $1,820.0
Net Debt (Cash) - 12/31/11 (102)
Est Net Debt (Cash) - 12/31/12 (279)
Equity Value $1,673.2 $2,099.4
FDSO (4) 86.5 89.7
Value Per Share $19.35 $23.41
Discount Rate - 10.0%
Discount Period - 0.82 years
Current Value per Share $19.35 $21.65
Illustrative Calculation
($MM, Except Per Share Data)
CY2012E Estimates
CY2013E Estimates
Street Case A Sensitivity Case A Case A + 20
Revenue $936.0 $958.9 Revenue $1,003.2 $1,020.6 $1,020.6
Revenue Growth 9.2% 11.8% Revenue Growth 5.5% 6.4% 6.4%
EBITA $192.5 $196.7 EBITA $222.7 $227.5 $247.5
% Margin 20.6% 20.5% % Margin 22.2% 22.3% 24.3%
Est. Net Debt /
(Cash) 12/31/2012
(3)
($279) ($279)
Forward
Future Price Per Share
(4)
Current Price Per Castle Street Share
(5)
Multiple Sensitivity Case A Case A + 20 Sensitivity Case A Case A + 20
6.0 x $18.45 $18.75 $20.00 $17.07 $17.34 $18.50
7.0 $20.76 $21.10 $22.52 $19.21 $19.52 $20.83
8.0 $23.02 $23.41 $25.03 $21.30 $21.65 $23.15
9.0 $25.28 $25.71 $27.50 $23.38 $23.78 $25.44
10.0 $27.50 $27.97 $29.95 $25.44 $25.88 $27.71
Notes:
1. “EBITA” reflects non-GAAP Operating Income, adjusted to exclude Castle’s amortization of acquired intangibles, SBC, and one-time items
2. Street based on consensus estimates as of 2/15/12; Case A as based on Caslte management outlook as of 2/8/12; Sensitivity developed by Castle management based on Case A
3. Assumes 2012 unlevered free cash flow added to 2011 net cash balance; Includes $34.9MM of Smarsh minority interest
4. Assumes 1.5MM net shares added in 2012 to current capitalization
5. Discounted at cost of equity for 0.82 years to 3/7/12
NPV
Discounted
@ 10.0%
Discounted Equity Value - CY2013 EBITA
Castle Discounted Equity Value Analysis
Based on EBITA
(1)
Project Castle
VALUATION ANALYSIS
23
Case A + $20MM
11.0x
7.2x 7.2x
7.0x
8.2x
Median:
7.2x
0x
3x
6x
9x
12x
15x
CY2012E AV / EBITA
(x)
2012 EBITA
Multiple: 8.2x
Source Capital IQ, Thomson Consensus, and Street Research
($ per Share)
Forward
Cost Savings ($MM)
Multiple $10.0 $20.0 $30.0 $40.0
7.0x $20.18 $20.83 $21.49 $22.14
8.0x $22.40 $23.15 $23.90 $24.64
9.0x $24.61 $25.44 $26.27 $27.09
Share Price Impact of Cost Savings

($ per Share)
Forward
Cost Savings ($MM)
Multiple $10.0 $20.0 $30.0 $40.0
10.0x $17.89 $18.67 $19.45 $20.22
11.0x $19.68 $20.54 $21.39 $22.24
12.0x $21.47 $22.40 $23.33 $24.27
13.0x $23.26 $24.27 $25.28 $26.29
14.0x $25.05 $26.14 $27.22 $28.31
Share Price Impact of Cost Savings
($MM, Except Per Share Data)
CY2012E Estimates
CY2013E Estimates
Street Case A Sensitivity Case A Case A + 20
Revenue
$936.0 $958.9
Revenue
$1,003.2 $1,020.6 $1,020.6
Revenue Growth 9.2% 11.8% Revenue Growth 5.5% 6.4% 6.4%
EBITA $192.5 $196.7 EBITA $222.7 $227.5 $247.5
% Margin
20.6% 20.5%
% Margin
22.2% 22.3% 24.3%
Adj. Net Income
(2)
$139.6 $144.0
Adj. Net Income
(2)
$162.1 $165.6 $180.6
FDSO (3) 84.9 88.0 FDSO (3) 89.5 89.5 89.5
Adj. EPS (3)
$1.65 $1.64
Adj. EPS (3)
$1.81 $1.85 $2.02
Forward Future Price Per Share (3) Current Price Per Share (4)
Multiple Sensitivity Case A Case A + 20 Sensitivity Case A Case A + 20
9.0 x $16.30 $16.65 $18.16 $15.08 $15.41 $16.80
10.0 $18.11 $18.51 $20.18 $16.76 $17.12 $18.67
11.0 $19.92 $20.36 $22.20 $18.43 $18.83 $20.54
12.0 $21.74 $22.21 $24.22 $20.11 $20.54 $22.40
13.0 $23.55 $24.06 $26.24 $21.78 $22.26 $24.27
14.0 $25.36 $25.91 $28.25 $23.46 $23.97 $26.14
Notes:
1. Street based on consensus estimates as of 2/15/12; Case A as based on Caslte management outlook as of 2/8/12; Sensitivity developed by Castle management based on Case A
2. Net Income reflects additional after-tax interest earnings at 1.0% cost of cash from cash not used in share buyback; Adjusted for tax-affected Smarsh minority interest
3. Assumes 1.5MM net shares added in end of 2012 and 2013 to current fully diluted shares at current stock price
4. Discounted at cost of equity for 0.82 years to 3/7/12
NPV
Discounted
@ 10.0%
Discounted Equity Value - CY2013 EPS
$MM, Except Per Share Data
Mar. 2012 Dec. 2012
Forward EPS $1.65 $1.85
Forward Multiple 11.8x 12.0x
Value Per Share $19.35 $22.21
Discount Rate - 10.0%
Discount Period - 0.82 years
Current Value per Share $19.35 $20.54
Illustrative Calculation
Castle Discounted Equity Value Analysis
VALUATION ANALYSIS
24
Based on EPS
Project Castle
Case A + $20MM
20.0x
11.1x
10.9x
9.9x
11.8x
Median:
11.0x
0x
5x
10x
15x
20x
25x
CY2012E P/E
(x)
2012 P/E:
11.8x
Source Capital IQ, Thomson Consensus, and Street Research

Terminal Discount Rate / Perpetual Growth Rate
Tax Rate 11.0% / 1.0% 10.0% / 2.0% 9.0% / 2.0%
25.0%
$21.92 $26.12 $29.12
30.0%
$21.18 $25.15 $27.99
35.0%
$20.43 $24.17 $26.86
40.0%
$19.67 $23.20 $25.72
Tax Rate Sensitivity Analysis
Discount Perpetual Growth Rate
Rate 1.0% 2.0% 3.0%
9.0% 7.2 x 8.6 x 10.5 x
10.0% 6.4 x 7.5 x 9.0 x
11.0% 5.8 x 6.7 x 7.9 x
Implied LTM EBITA Exit Multiple
Discount Perpetual Growth Rate
Rate 1.0% 2.0% 3.0%
9.0% $23.23 $25.72 $28.98
10.0% $21.27 $23.20 $25.68
11.0% $19.67 $21.23 $23.15
Price Per Share
($MM)
Calendar Year Ended December (1) Terminal
2011 2012 2013 2014 2015 2016 Value
Revenue (1) $857.4 $936.0 $990.2 $1,039.7 $1,081.3 $1,113.8 $1,136.0
% Growth
11.8% 9.2% 5.8% 5.0% 4.0% 3.0% 2.0%
Operating Income (1) $168.0 $192.5 $216.5 $236.0 $247.6 $256.2 $261.3
% Margin
19.6% 20.6% 21.9% 22.7% 22.9% 23.0% 23.0%
- Stock Compensation (2)
($24.4) ($28.1) ($29.7) ($31.2) ($32.4) ($33.4) ($34.1)
% of Revenue 2.8% 3.0% 3.0% 3.0% 3.0% 3.0% 3.0%
- Taxes (1)
($40.6) ($44.3) ($49.6) ($51.2) ($53.8) ($55.7) ($90.9)
% Tax Rate
28.3% 27.0% 26.5% 25.0% 25.0% 25.0% 40.0%
After-tax EBIT
$103.0 $120.1 $137.3 $153.6 $161.4 $167.1 $136.3
% of Revenue
12.0% 12.8% 13.9% 14.8% 14.9% 15.0% 15.0%
+ Depreciation and Amortization (1) $7.1 $16.2 $25.7 $23.9 $21.6 $22.5
% of Revenue
0.8% 1.7% 2.6% 2.3% 2.0% 2.0%
- Capital Expenditures (1,3) ($25.5) ($18.9) ($20.0) ($20.8) ($21.8) ($22.5)
% of Revenue
3.0% 2.0% 2.0% 2.0% 2.0% 2.0%
+ / - Change in Net Working Capital (1,5)
$33.4 $19.1 $27.1 $24.8 $20.8 $16.2 $11.1
% of Change in Revenue (36.9%) (24.3%) (50.0%) (50.0%) (50.0%) (50.0%) (50.0%)
Unlevered Free Cash Flow (post SBC)
$117.9 $102.4 $170.1 $181.5 $182.0 $183.3 $1,843.3
NPV of UFCF (10.0% Discount Rate)
$98.8 $151.0 $146.4 $133.5 $122.2 $1,228.8
Aggregate NPV of UFCFs $1,880.6
+ Net Cash (4) $198.6
- Minority Interest ($34.9)
Castle Equity Value $2,044.2
Castle Per Share Value $23.20
Notes:
1. Based on Street consensus as of 2/15/12 for 2011, 2012, and 2013; 2014 onwards extrapolated based on 2013 estimates; assumed long-term tax rate in terminal year of 25%
2. Stock compensation expense as a percent of revenue based on management Case A as of 2/8/12
3. 2013 onwards assumes steady state at 2% of sales
4. Based on Castle net cash of $198.6MM as of 3/31/12; no discount for foreign cash
5. Change in net working capital for 2013 based on steady state assumptions for management Case A
6. Captures free cash flow from 3/31/2012 to 12/31/2012
Discounted Cash Flow
Discounted Cash Flow Analysis
Street Case: As of 3/31/2012
Project Castle
VALUATION ANALYSIS
25
11.9x
7.7x
7.4x
7.0x
9.4x
Median:
7.5x
0x
3x
6x
9x
12x
15x
CY2011A AV / EBITA
(x)
Source Capital IQ, Thomson Consensus, and Street Research
(6)
2012 cash flow
includes only Q2-Q4

($MM)
Calendar Year Ended December (1) Terminal
2011 2012 2013 2014 2015 2016 Value
Revenue (1)
$857.4 $958.9 $1,020.6 $1,073.6 $1,124.3 $1,158.0 $1,181.2
% Growth
11.8% 11.8% 6.4% 5.2% 4.7% 3.0% 2.0%
Adjusted EBITDA  (1,4)
$226.3 $238.9 $257.9 $276.1 $297.7 $304.3
% Margin
26.4% 24.9% 25.3% 25.7% 26.5% 26.3%
Operating Income (1)
$168.0 $196.7 $227.5 $251.6 $273.9 $279.9 $285.5
% Margin
19.6% 20.5% 22.3% 23.4% 24.4% 24.4% 24.4%
- Stock Compensation (1)
($24.4) ($28.8) ($30.6) ($32.2) ($33.7) ($34.7) ($35.4)
% of Revenue
2.8% 3.0% 3.0% 3.0% 3.0% 3.0% 3.0%
- Taxes (1)
($30.4) ($42.0) ($49.2) ($54.8) ($60.1) ($61.3) ($100.0)
21.2% 25.0% 25.0% 25.0% 25.0% 25.0% 40.0%
After-tax EBIT
$113.1 $125.9 $147.7 $164.5 $180.2 $183.9 $150.0
% of Revenue
13.2% 13.1% 14.5% 15.3% 16.0% 15.9% 15.9%
+ Depreciation and Amortization (1)
$15.9 $19.6 $20.4 $21.5 $20.8 $21.4
% of Revenue
1.9% 2.0% 2.0% 2.0% 1.9% 1.9%
- Capital Expenditures (2)
($28.7) ($32.0) ($19.0) ($20.0) ($20.8) ($21.4)
% of Revenue
3.3% 3.3% 1.9% 1.9% 1.9% 1.9%
+ / - Change in Net Working Capital (1)
$74.2 $64.3 $49.2 $42.0 $25.4 $16.9 $11.6
% of Change in Revenue
(82.2%) (63.4%) (79.6%) (79.3%) (50.0%) (50.0%) (50.0%)
Unlevered Free Cash Flow (post SBC) $174.6 $139.2 $198.2 $208.0 $205.5 $200.7 $2,020.3
NPV of UFCF (10.0% Discount Rate) $134.3 $175.9 $167.8 $150.7 $133.8 $1,346.8
Aggregate NPV of UFCFs $2,109.4
+ Net Cash (3) $198.6
- Minority Interest ($34.9)
Castle Equity Value $2,273.0
Castle Per Share Value $25.55
Notes:
1. Case A based on Castle management outlook as of 2/8/12; depreciation for 2013 and beyond extrapolated; assumed long-term terminal year tax rate of 25%
2. 2011 and 2012 Capex includes higher one-time Cork investments
3. Based on Castle net cash of $198.6MM as of 3/31/12; no discount for foreign cash
4. Adjusted EBITDA based on add back of Bakbone deferred revenue, Cork expenses, and estimated public company savings
5. Captures free cash flow from 3/31/2012 to 12/31/2012
Discounted Cash Flow
($ per Share)
WACC/PGR/ Cost Savings ($MM)
Tax Rate $0.0 $20.0 $40.0
11%/1%/40% $21.73 $22.99 $24.24
10%/2%/40% $25.55 $27.03 $28.51
9%/2%/25% $32.01 $33.98 $35.95
Impact of Cost Savings
Terminal Discount Rate / Perpetual Growth Rate
Tax Rate 11.0% / 1.0% 10.0% / 2.0% 9.0% / 2.0%
25.0%
$24.18 $28.71 $32.01
30.0%
$23.36 $27.66 $30.76
35.0%
$22.55 $26.61 $29.52
40.0%
$21.73 $25.55 $28.27
Tax Rate Sensitivity Analysis
Discount Perpetual Growth Rate
Rate 1.0% 2.0% 3.0%
9.0% 7.2 x 8.6 x 10.5 x
10.0% 6.4 x 7.6 x 9.0 x
11.0% 5.8 x 6.8 x 7.9 x
Implied LTM EBITA Exit Multiple
Discount Perpetual Growth Rate
Rate 1.0% 2.0% 3.0%
9.0% $25.62 $28.27 $31.80
10.0%
$23.46 $25.55 $28.19
11.0% $21.73 $23.39 $25.47
Price Per Share
Discounted Cash Flow Analysis
Case A: As of 3/31/2012
Project Castle
VALUATION ANALYSIS
26
11.9x
7.7x
7.4x
7.0x
9.4x
Median:
7.5x
0x
3x
6x
9x
12x
15x
CY2011A AV / EBITA
(x)
Source Capital IQ, Thomson Consensus, and Street Research
(5)
2012 cash flow
includes only Q2-Q4
Case A + $20MM

Terminal Discount Rate / Perpetual Growth Rate
Tax Rate 11.0% / 0.0% 10.0% / 1.0% 9.0% / 1.0%
25.0% $21.27 $24.76 $27.21
30.0% $20.58 $23.88 $26.19
35.0% $19.87 $22.99 $25.16
40.0%
$19.16 $22.10 $24.12
Tax Rate Sensitivity Analysis
Discount Perpetual Growth Rate
Rate 0.0% 1.0% 2.0%
9.0% 6.1 x 7.2 x 8.6 x
10.0% 5.5 x 6.4 x 7.6 x
11.0% 5.0 x 5.8 x 6.8 x
Implied LTM EBITA Exit Multiple
Discount Perpetual Growth Rate
Rate 0.0% 1.0% 2.0%
9.0% $22.15 $24.12 $26.65
10.0% $20.52 $22.10 $24.07
11.0%
$19.16 $20.47 $22.04
Price Per Share
($MM)
Calendar Year Ended December (1) Terminal
2011 2012 2013 2014 2015 2016 Value
Revenue (1)
$857.4 $951.0 $1,003.2 $1,038.8 $1,070.4 $1,091.8 $1,102.7
% Growth 11.8% 10.9% 5.5% 3.6% 3.0% 2.0% 1.0%
Adjusted EBITDA  (1,4)
$226.3 $237.3 $252.8 $265.1 $280.8 $286.4
% Margin
26.4% 25.0% 25.2% 25.5% 26.2% 26.2%
Operating Income (1) $168.0 $195.1 $222.7 $241.3 $258.0 $263.2 $265.8
% Margin
19.6% 20.5% 22.2% 23.2% 24.1% 24.1% 24.1%
- Stock Compensation (1) ($24.4) ($28.5) ($30.1) ($31.2) ($32.1) ($32.8) ($33.1)
% of Revenue
2.8% 3.0% 3.0% 3.0% 3.0% 3.0% 3.0%
- Taxes (1) ($30.4) ($41.6) ($48.2) ($52.5) ($56.5) ($57.6) ($93.1)
% Tax Rate
21.2% 25.0% 25.0% 25.0% 25.0% 25.0% 40.0%
After-tax EBIT
$113.1 $124.9 $144.5 $157.6 $169.4 $172.8 $139.6
% of Revenue
13.2% 13.1% 14.4% 15.2% 15.8% 15.8% 15.8%
+ Depreciation and Amortization (1)
$15.9 $19.6 $20.1 $20.8 $19.8 $20.2
% of Revenue
1.9% 2.1% 2.0% 2.0% 1.9% 1.9%
- Capital Expenditures (2)
($28.7) ($32.0) ($19.0) ($20.0) ($19.8) ($20.2)
% of Revenue
3.3% 3.4% 1.9% 1.9% 1.9% 1.9%
+ / - Change in Net Working Capital (1)
$74.2 $59.4 $41.5 $28.3 $15.8 $10.7 $5.5
% of Change in Revenue (82.2%) (63.4%) (79.6%) (79.3%) (50.0%) (50.0%) (50.0%)
Unlevered Free Cash Flow (post SBC)
$174.6 $128.9 $187.1 $186.7 $185.2 $183.5 $1,612.2
NPV of UFCF (10.0% Discount Rate)
$124.3 $166.0 $150.6 $135.8 $122.3 $1,074.7
Aggregate NPV of UFCFs $1,773.9
+ Net Cash (3) $198.6
- Minority Interest ($34.9)
Castle Equity Value $1,937.5
Castle Per Share Value $22.10
Notes:
1. Sensitivity developed bt Castle management based on Case A; depreciation for 2013 and beyond extrapolated; assumed long-term terminal year tax rate of 25%
2. 2011 and 2012 Capex includes higher one-time Cork investments
3. Based on Castle net cash of $198.6MM as of 3/31/12
4. Adjusted EBITDA based on add back of Bakbone deferred revenue, Cork expenses, and estimated public company savings
5. Captures free cash flow from 3/31/2012 to 12/31/2012
Discounted Cash Flow
Discounted Cash Flow Analysis
Sensitivity Case: As of 3/31/2012
Project Castle
VALUATION ANALYSIS
27
11.9x
7.7x
7.4x
7.0x
9.4x
Median:
7.5x
0x
3x
6x
9x
12x
15x
CY2011A AV / EBITA
(x)
Source Capital IQ, Thomson Consensus, and Street Research
(5)
2012 cash flow
includes only Q2-Q4

$MM, Unless Otherwise Noted
As of 3/7/2012
Market Total Debt / Total Predicted Predicted
Implied Ke (RFR=3.9%)
(1)
Implied Ke (RFR=2.0%)
(1)
Software Capitalization Debt Capitalization Equity Beta Asset Beta (4% MRP) (6% MRP) (4% MRP) (6% MRP)
BMC 5,913 337 5.4% 1.093 1.046 8.3% 10.5% 6.3% 8.5%
CA 9,795 1,310 11.8% 1.056 0.969 8.1% 10.2% 6.2% 8.3%
Compuware 1,698 126 6.9% 1.214 1.151 8.8% 11.2% 6.8% 9.2%
Symantec 11,577 2,012 14.8% 1.015 0.891 8.0% 10.0% 6.0% 8.1%
Mean 9.7% 1.095 1.014 8.3% 10.5% 6.4% 8.6%
Median 9.3% 1.075 1.007 8.2% 10.3% 6.3% 8.5%
Castle $1,433 $33 2.2% 1.158 1.142 8.5% 10.8% 6.6% 8.9%
Comparable Company Analysis
PGR Implied WACC
0% 8.7%
1% 9.8%
2% 10.9%
3% 11.9%
4% 13.0%
WACC Analysis
Based on Comparable Company Analysis
Project Castle
VALUATION ANALYSIS
28
÷
ø
ö
ç
è
æ
-
+
=
growth WACC
growth)
NTM
uFCF
AggValue
1 (
Implied WACC = 10.9%
2%
$1,571.7MM
WACC
)
2% $136.5MM
1 (
Market-Based Implied WACC (2,3)
growth
AggValue
growth)
NTM
uFCF
WACC
+
+
=
÷
ø
ö
ç
è
æ
1 (
As of 3/7/2012
Metric Low High Notes
Risk Free Rate 2.0% - 3.9% Low based on spot rate of 1.96%; High based on 10 year avg of 10-Yr UST
Equity Risk Premium 4.0% - 6.0% Morgan Stanley estimated range
Relevered Beta 1.031 - 1.031 Relevered based on Mean Asset Beta of Comparables
Size Risk Premium 1.5% - 1.5% Ibbotson size / liquidity premium
Cost of Equity Range 7.6% - 11.6% CAPM
Debt / Total Capitalization 2.2% - 2.2% Assumed based on current capital structure
Pre-tax Cost of Debt (K
D
) 5.5% - 5.5% Assumption for Castle's cost of debt
Weighted Average Cost of Capital (WACC)
(2)
7.5% - 11.4% KE * E/(D+E) + KD * (1-t) * D/(D+E)
CAPM Cost of Capital Calculation
Source    Capital IQ, Barra Predicted Beta; Company Filings
Notes
1. Implied cost of equity range derived from 10 year average rate of UST-10yr (3.90%) and low spot rate of 2.00%
2. Based on 25% tax rate
3.
Based on Street consensus as of 2/15/2012.  Castle Aggregate Value of $1,571MM at $19.34 per share

LBO Sensitivity Analysis
Project Castle
VALUATION ANALYSIS
29
Notes
1. Case A based on Castle management outlook as of 2/8/2012
As of 3/31/2012; Case A
(1)
> 20% IRR
Purchase Price & Exit Multiple Purchase Price & Leverage Multiple
Assumes $1.19Bn of Debt Financing at implied 5.0x Leverage Assumes Exit Multiple Equal to Entry
LTM Exit EBITDA Multiple Total Leverage
24.1% 7.0x 8.0x 8.2x 9.0x 10.0x 24.1% 4.0x 4.5x 5.0x 5.5x 6.0x
$20.00 30.8% 34.8% 35.6% 38.4% 41.7% $20.00 25.1% 27.5% 30.5% 34.7% 41.0%
$21.00 26.4% 30.3% 31.1% 33.8% 37.0% $21.00 23.5% 25.5% 27.9% 31.2% 35.6%
$22.00 22.8% 26.6% 27.3% 30.0% 33.1% $22.00 22.2% 23.8% 25.8% 28.4% 31.8%
$23.00 19.6% 23.3% 24.1% 26.7% 29.7% $23.00 21.1% 22.4% 24.1% 26.2% 28.9%
$24.00 16.9% 20.5% 21.3% 23.8% 26.7% $24.00 20.1% 21.3% 22.7% 24.4% 26.6%
$25.00 14.5% 18.1% 18.8% 21.2% 24.1% $25.00 19.2% 20.3% 21.5% 23.0% 24.8%
Purchase Price & Annual Cost Savings (EBIT Improvement) Purchase Price & Additional Cash at Closing
Assumes 50% Cost Savings in 2012; 100% Thereafter; Exit Multiple Equal to Entry Assumes initial cash of $302.5 at closing; Exit Multiple Equal to Entry
Annual Cost Savings Additional Cash at Closing
24.1% $0 $10 $20 $30 $40 24.1% $0 $10 $20 $30 $40
$20.00 30.5% 31.9% 33.3% 34.6% 35.9% $20.00 30.5% 31.0% 31.5% 32.0% 32.6%
$21.00 27.9% 29.3% 30.6% 31.8% 33.1% $21.00 27.9% 28.3% 28.7% 29.2% 29.6%
$22.00 25.8% 27.1% 28.4% 29.6% 30.8% $22.00 25.8% 26.2% 26.5% 26.9% 27.3%
$23.00 24.1% 25.4% 26.6% 27.8% 28.9% $23.00 24.1% 24.4% 24.7% 25.1% 25.4%
$24.00 22.7% 23.9% 25.1% 26.3% 27.4% $24.00 22.7% 23.0% 23.2% 23.5% 23.8%
$25.00 21.5% 22.7% 23.8% 25.0% 26.0% $25.00 21.5% 21.7% 22.0% 22.2% 22.5%
Price Price
Price Price

67%
64% 63%
55%
54%
51%
48%
47% 45%
43%
40%
38% 38% 38%
36% 34%
33% 31%
30% 29%
28%
25%
16%
14%
12%
10%
7%
70%
73%
75%
76%
104%
236%
36%
54% 53%
52% 51%
20% 19%
23% 23% 23%
24% 24%
0
50
100
150
200
250
3PAR/HPCompellent/Motorola / GoogleDemandTecNetlogic / BroadcomNational
(9/10;
$2,349MM)
Dell
(12/10;$11,935MM) (12/11;
$955MM)
(8/11; / IBM
$509MM)
(9/11;
$3,467MM)
Semi/
TI
(4/11;
$6,400MM)
Verigy/
Advantest
(3/11;
$1,132MM)$1,710MM)$1,237MM)
Netezza/
IBM
(9/10;
ADC/Autonomy / HPArcSight/SuccessFactorsMcAfee/Terremark / VerizonIsilon/Blue Coat Systems Zarlink / MicrosemiGSI
Tyco
(7/10;
(8/11;
$11,037MM)
HP
(9/10;
$1,749MM)$3,748MM)$7,677MM)
/ SAP
(12/11;
Intel
(8/10;
(1/11;
$1,281MM)
EMC
(11/10;
$2,587MM)$1,279MM)
/ Thoma Bravo(7/11;
(12/11; $521MM)
Commerce/
eBay
(3/11;
$2,419MM)
Sybase/
SAP
(5/10;
$6,383MM)$1,033MM)$1,972MM)
ATG/
Oracle
(11/10;
CyberSource/Varian/
Visa
(4/10;
Applied
Materials
(5/11;
$4,973MM)
Radiant/
NCR
(7/11;
$1,243MM)$594MM)
Actel/Internet Brands / H&FPhase
Microsemi
(10/10;
(9/10;
$625MM)
Forward/
Oracle
(4/10;
$788MM)
Syniverse /
Carlyle
(10/10;
$2,212MM)
Interactive Data / Investor Group L-1 IdentityAtheros/
(5/10;
$3,245MM) Safran SA
Solutions/QualcommAttachmate
(9/10;
$1,587MM)
(1/11;
$3,545MM)$2,207MM)
Novell/
(11/10;
Dionex/RightNow /
Thermo
Fisher
(12/10;
$2,155MM)
Oracle
(10/11;
$1,800MM)
SMART/
Silver
Lake
(4/11;
$645MM)
Blackboard/
Providence
(7/11;
$1,640MM)$2,056MM)$1,023MM)$3,383MM)$802MM)
Taleo /
Oracle
(2/12;
Stanley/
CGI GroupData/NTT
(5/10;
Dimension
(7/10;
Epicor/
Apax
(4/11;
SonicWALL / Investor Group Cogent / 3MLawson/
(6/10;
$718MM) $934MM)
(8/10; Infor
(Golden
Gate)
(3/11;
$1,958MM)
Castle /
Icicle
@ $23.00
Palm/
HP
(4/10;
$962MM)
SkillSoft/
Investor
Group
(2/10;
$1,067MM)
30-Day Average
(%)
39%
34%
33% 31%
30% 30% 30% 29%
18%
14% 13%
11% 11%
63% 64% 64%
76%
85%
242%
32%
54% 54%
51%
48% 48% 47%
46%
57% 56%
55%
57%
60%
21% 22% 21%
20% 19%
24%
27%
28%
46% 44%
40%
18% 18%
0
50
100
150
200
250
300
3PAR/HPCompellent/
(9/10;
$2,349MM)
Dell
(12/10;
$955MM)
National
Semi/
TI
(4/11;
$6,400MM)
Verigy/Autonomy / HPMotorola / GoogleMcAfee/Netlogic / BroadcomDemandTecSybase/
Advantest
(3/11;
$1,132MM)
(8/11;
$11,037MM) $11,935MM)
(8/11; Intel
(8/10;
$7,677MM)
(9/11;
$3,467MM)
/ IBM
(12/11;
$509MM)$6,383MM)
SAP
(5/10;
Varian /
Applied
Materials
(5/11;
$4,973MM)
ArcSight/SuccessFactorsGSI
HP
(9/10;
$1,749MM)$3,748MM)
/ SAP
(12/11;
Commerce/
eBay
(3/11;
$2,419MM)
Palm/Blue Coat Systems Internet Brands / H&FATG/
HP
(4/10;
$962MM)$1,279MM)
/ Thoma Bravo(9/10;
(12/11; $625MM)
Oracle
(11/10;
$1,033MM)$2,587MM)$1,237MM)
Isilon/
EMC
(11/10;
ADC/Zarlink / MicrosemiTerremark / VerizonCyberSource/Interactive Data / Investor Group SonicWALL /Radiant /
Tyco
(7/10;
(7/11;
$521MM) $1,281MM)
(1/11; Visa
(4/10;
$1,972MM)
(5/10;Investor GroupNCR (7/11;Microsemi
$3,245MM) (6/10;
$802MM)
$1,243MM)
Actel/
(10/10;
$594MM)
Phase
Forward/Technologies/
Oracle
(4/10;
$788MM)$2,212MM)$1,023MM)
Syniverse
Carlyle
(10/10;
Stanley/
CGI
Group
(5/10;
Novell/
Attachmate
(11/10;
$2,207MM)$1,710MM)
Netezza/
IBM
(9/10;
L-1 IdentityAtheros/Blackboard / ProvidenceDionex/
Solutions/Qualcomm
Safran SA
(9/10;
$1,587MM)
(1/11;
$3,545MM)
(7/11;
$1,585MM)
Thermo
Fisher
(12/10;
$2,155MM)
RightNow / Castle @ 23
Oracle
(10/11;
$1,800MM)
Taleo /
Oracle
(2/12;
$2,056MM)$3,383MM)
DimensionCogent / 3MLawson/
Data/NTT
(7/10;
(8/10;
$934MM)
Infor
(Golden
Gate)
(3/11;
$1,958MM)
SMART
/Silver
Lake
(4/11;
$645MM)$1,069MM)
SkillSoft/
Investor
Group
(2/10;
Epicor/
Apax
(4/11;
$802MM)
1-Day Prior
(%)
VALUATION ANALYSIS
30
Precedent Premiums – Technology Transactions
2010 to Present; Selected All Cash Transactions; >$500MM Equity Value
Note
1. Verigy unaffected price prior to disclosure of Advantest’s original offer
2. Isilon unaffected price prior to acquisition rumors
3. Netezza unaffected price prior to acquisition rumors
4. ArcSight unaffected price prior to acquisition rumors
5. 3Par unaffected price prior to Dell’s offer
Source Morgan Stanley Technology M&A Database
Project Castle
Interactive
Data/
Investor
Group
(5/10;
$3,363MM)
Compellent/
Dell
(12/10;
$955MM)
Verigy/
Advantest
(3/11;
$1,132MM)
Motorola/
Google
(8/11;
$11,935MM)
Netlogic/
Broadcom
(9/11;
$3,467MM)
Varian
/Applied
Materials
(5/11;
$4,973MM)
GSI
Commerce/
eBay (3/11;
$2,419MM)
Internet
Brands/
H&F
(9/10;
$625MM)
Isilon/
EMC
(11/10;
$2,587MM)
Zarlink/
Microsemi
(7/11;
$521MM)
CyberSource
/Visa
(4/10;
$1,972MM)
3PAR/
HP
(9/10;
$2,349MM)
ADC/
Tyco
(7/10;
$1,237MM)
ATG/
Oracle
(11/10;
$1,033MM)
Palm/
HP
(4/10;
$962MM)
ArcSight/
HP
(9/10;
$1,749MM)
Sybase/
SAP
(5/10;
$6,383MM)
McAfee/
Intel
(8/10;
$7,680MM)
Dionex/
Thermo
Fisher
(12/10;
$2,155MM)
Radiant/
NCR
(7/11;
$1,243MM)
Phase
Forward/
Oracle
(4/10;
$788MM)
Stanley/
CGI Group
(5/10;
$1,023MM)
Netezza/
IBM
(9/10;
$1,710MM)
Atheros/
Qualcomm
(1/11;
$3,545MM)
Dimension
Data/NTT
(7/10;
$3,383MM)
Lawson
/Infor
(GoldenGate)
(3/11;
$1,958MM)
Terremark/
Verizon
(1/11;
$1,281MM)
Autonomy/
HP
(8/11;
$11,037MM)
National
Semi/TI
(4/11;
$6,400MM)
Cogent/
3M
(8/10;
$934MM)
L-1 Identity
Solutions/
Safran SA
(9/10;
$1,587MM)
Novell/
Attachmate
(11/10;
$2,207MM)
Syniverse
Technologies/
Carlyle
(10/10;
$2,212MM)
Actel/
Microsemi
(10/10;
$594MM)
Blackboard/
Providence
(7/11;
$1,585MM)
Epicor/
Apax
(4/11;
$802MM)
RightNow /
Oracle
(10/11;
$1,800MM)
Syniverse /
Carlyle
(10/10;
$2,212MM)
Actel/
Microsemi
(10/10;
$594MM)
ATG/
Oracle
(11/10;
$1,033MM)
Isilon/
EMC
(11/10;
$2,587MM)
McAfee/
Intel
(8/10;
$7,680MM)
ADC/
Tyco
(7/10;
$1,237MM)
3PAR/
HP
(9/10;
$2,349MM)
Varian/
Applied
Materials
(5/11;
$4,973MM)
GSI
Commerce/e
Bay
(3/11;
$2,419MM)
Verigy/
Advantest
(3/11;
$1,132MM)
National
Semi/
TI
(4/11;
$6,400MM)
Motorola/
Google
(8/11;
$11,935MM)
Interactive
Data/
Investor
Group
(5/10;
$3,245MM)
Internet
Brands
/H&F
(9/10;
$625MM)
Cyber
Source/
Visa
(4/10;
$1,972MM)
Sybase/
SAP
(5/10;
$6,383MM)
Netezza/
IBM
(9/10;
$1,710MM)
Compellent/
Dell
(12/10;
$955MM)
Radiant/
NCR
(7/11;
$1,243MM)
Zarlink/
Microsemi
(7/11;
$521MM)
Terremark/
Verizon
(1/11;
$1,281MM)
Autonomy/
HP
(8/11;
$11,037MM)
Netlogic/
Broadcom
(9/11;
$3,467MM)
SkillSoft/
Investor
Group
(2/10;
$1,067MM)
Blackboard/
Providence
(7/11;
$1,585M)
Stanley/
CGI Group
(5/10;
$1,023MM)
Dionex/
Thermo
Fisher
(12/10;
$2,155MM)
Lawson/
Infor
(Golden Gate)
(3/11;
$1,958MM)
Epicor/
Apax
(4/11;
$802MM)
Atheros/
Qualcomm
(1/11;
$3,545MM)
RightNow /
Oracle
(10/11;
$1,800MM)
SonicWALL /
Investor
Group
(6/10;
$718MM)
Cogent/
3M
(8/10;
$934MM)
Dimension
Data/NTT
(7/10;
$3,383MM)
Novell/
Attachmate
(11/10;
$2,207MM)
L-1 Identity
Solutions/
Safran SA
(9/10;
$1,587MM)
SMART/
Silver Lake
(4/11;
$645MM)
Palm/
HP
(4/10;
$962MM)
SonicWALL /
Investor
Group
(6/10;
$718MM)
Phase
Forward/
Oracle
(4/10;
$788MM)
ArcSight/
HP
(9/10;
$1,749MM)
6.   Lawson unaffected price prior to acquisition rumors
7.   Blackboard unaffected price prior to review of strategic alternatives
8.   IDC unaffected price prior to rumors of PE firms bidding for the business
9. Novell unaffected price prior to offer by Elliott Associates
10. Summary statistics and median line exclude Castle
Blue Coat
Systems/
Thoma Bravo
(12/11;
$1,279MM)
Success
Factors
/ SAP
(12/11;
$3,748MM)
DemandTec
/ IBM
(12/11;
$509MM)
Success
Factors
/ SAP
(12/11;
$3,748MM)
DemandTec
/ IBM
(12/11;
$509MM)
Blue Coat
Systems/
Thoma Bravo
(12/11;
$1,279MM)
Castle
Financial Sponsor Buyer
Castle /
Icicle
(3/12;
$2,025MM)
SkillSoft/
Investor
Group (2/10;
$1,067MM)
SMART/
SilverLake
(4/11;
$645MM)
Castle /
Icicle
(3/12;
$2,025MM)
Taleo /
Oracle
(2/12;
$2,056MM)
Premia to 1-Day Prior
Summary Statistics
Overall LBO
Min 11.0% 11.0%
Bottom Quartile 23.5% 13.5%
Median 36.3% 28.0%
Top Quartile 54.3% 32.5%
Max 242.0% 48.0%
Taleo /
Oracle
(2/12;
$2,056MM)
Premia to 30-Day Average
Summary Statistics
Overall LBO
Min 7.0% 7.0%
Bottom Quartile 24.8% 19.5%
Median 38.0% 24.0%
Top Quartile 54.0% 33.5%
Max 236.0% 51.0%

54.9%
41.2%
34.8%
27.3%
26.5%
23.3%
22.5%
20.8%
20.6%
17.8%
16.1%
14.5%
13.8%
13.6%
11.9% 11.8%
10.3%
8.8%
8.7%
7.8%
7.7%
7.1%
5.5%
5.3%
3.2%
2.5%
0.6%
0.0%
(6.9%)
4.2%
-10%
-5%
0%
5%
10%
15%
20%
25%
30%
35%
40%
45%
50%
55%
RightNow /
Oracle
(10/11;
$1,800MM)
Sybase /
SAP
(05/10;
$6,383MM)
Success
Factors /
SAP
(12/11;
$3,748MM)
ATG /
Oracle
(11/10;
$1,033MM)
Autonomy /Fast Search &
HP
(08/11;
$11,700MM)
Transfer /
Microsoft
(01/08;
$1,218MM)
SkillSoft /
Investor
Group
ArcSight /
HP
(09/10;
$1,749MM)
IDC /
Investor
Group
(05/10;
$3,363MM)
Omniture /
Adobe
(09/09; (02/12; 1940MM)
$1,833MM)
Taleo /
Oracle
Sonic /
Rovi
(12/10;
$772MM)
Phase
Forward /
Oracle
(04/10;
$788MM)
SonicWALL /Interwoven /
Investor
Group
(06/10;
$718MM)
Autonomy
Corporation
(01/09;
$775MM)
Castle
Street
2012
Lawson /
Infor
(Golden Gate)
(03/11;
$1,958MM)
DemandTec / Wind River
IBM
(12/11;
$509MM)
Systems /
Intel
(06/09;
$909MM)
Eclipsys /
Allscripts -
Misys
(06/10;
$1,445MM)
Epicor /
Apax
(04/11;
$802MM)
Blackboard /
Providence
Equity
(07/11;
$1,585MM)
Novell /
Attachmate
(11/10;
$2,175MM)
Castle
Organic
2012
McAfee /
Intel
(08/10;
$7,680MM)
SPSS /
IBM
(07/09;
$1,158MM)
Radiant
Systems /
NCR
(07/11;
$1,168MM)
Blue Coat
Systems /
Thoma
Bravo
(12/11;
$1,279MM)
S1 Corp /
ACI
Worldwide
(07/11;
$508MM)
Sun /
Oracle
(04/09;
$7,369MM)
Comparative Growth Analysis
(%)
VALUATION ANALYSIS
31
Precedent Transactions - Revenue Growth
(1)
Software Transactions: 2008 to Present; >$500MM Equity Value
Source Morgan Stanley Technology M&A Database
Project Castle
Notes
1. NTM Revenue growth prior to transaction announcement per Street Research
2. Castle 2012 total growth based on street estimates. Castle 2012 organic growth based on Castle management Case A as of 2/8/12
3. Summary statistics and median line exclude Castle
(2) (2)
Financial Sponsor Buyer
Castle
NTM AV / Revenue
Summary Statistics
Overall LBO
Min (6.9%) 0.6%
Bottom Quartile 6.7% 6.7%
Median 12.8% 9.0%
Top Quartile 21.2% 15.4%
Max 54.9% 22.5%

10.7x
10.2x 10.2x 10.1x 10.0x 9.7x
8.3x
5.3x
N.M. N.M.
18.2x
17.7x
15.5x 15.5x
16.2x
10.8x 10.9x
11.3x 11.5x 11.7x
12.6x
12.9x
9.3x
41.1x
37.9x
33.7x
26.8x
25.4x
20.2x
0.0x
5.0x
10.0x
15.0x
20.0x
25.0x
30.0x
35.0x
40.0x
45.0x
Fast Search &RightNow /
Transfer /
Microsoft
(01/08;
$1,218MM)
Oracle
(10/11;
$1,800MM)
ArcSight /
HP
(09/10;
$1,749MM)
Taleo /
Oracle
(02/12;
$1,940MM)
Sonic /
Rovi
(12/10;
$772MM)
Omniture /
Adobe
(09/09;
$1,833MM)
Radiant
Systems /
NCR
(07/11;
$1,168MM)
Autonomy /
HP
(08/11;
$11,700MM)
ATG /
Oracle
(11/10;
$1,033MM)
Eclipsys /
Allscripts -
Misys
(06/10;
$1,445MM)
S1 Corp /
ACI
Worldwide
(07/11;
$508MM)
Sybase /
SAP
(05/10;
$6,383MM)
Blackboard /
Providence
Equity
(07/11;
$1,585MM)
Epicor /
Apax
(04/11;
$802MM)
Wind River
Systems /
Intel
(06/09;
$909MM)
McAfee /
Intel
(08/10;
$7,680MM)
SPSS /
IBM
(07/09;
$1,158MM)
IDC /
Investor
Group
(05/10;
$3,363MM)
SonicWALL /
Investor
Group
(06/10;
$718MM)
Phase
Forward /
Oracle
(04/10;
$788MM)
Lawson /
Infor
(Golden Gate)
(03/11;
$1,958MM)
Blue Coat
Systems /
Thoma
Bravo
(12/11;
$1,279MM)
Castle /
Icicle
(03/12;
$2,025MM)
Sun /
Oracle
(04/09;
$7,369MM)
SkillSoft /
Investor
Group
(02/10;
$1,067MM)
Interwoven /
Autonomy
Corporation
(01/09;
$775MM)
Novell /
Attachmate
(11/10;
$2,175MM)
DemandTec /
IBM
(12/11;
$509MM)
Success
Factors /
SAP
(12/11;
$3,748MM)
NTM AV / EBITDA
(x)
11.0x
N.M. N.M. N.M. N.M.
8.1x
8.8x
9.4x
20.8x 20.7x
15.4x
16.6x
19.2x
11.0x
11.4x
11.9x
12.9x 12.9x 13.0x
14.5x
N.M.
42.5x
35.8x
31.0x
28.9x
23.8x
22.8x
10.7x
9.8x
0.0x
5.0x
10.0x
15.0x
20.0x
25.0x
30.0x
35.0x
40.0x
45.0x
ArcSight /
HP
(09/10;
$1749.2MM)
S1 Corp /
ACI
Worldwide
(07/11;
$507.7MM)
Oracle /
Taleo
(02/12;
$1940MM)
Omniture /
Adobe
(09/09;
$1833.0MM)$11700.0MM)$1033.0MM)
Autonomy /
HP
(08/11;
ATG /
Oracle
(11/10;
Wind River
Systems /
Intel
(06/09;
$908.6MM)
Radiant
Systems /
NCR
(07/11;
$1168.2MM)
Eclipsys /
Allscripts -
Misys
(06/10;
$1444.6MM)
SonicWALL /
Investor
Group
(06/10;
$718.0MM)
Blackboard /
Providence
Equity
(07/11;
$1585.4MM)
Sybase /
SAP
(05/10;
$6382.8MM)
Epicor /
Apax
(04/11;
$2000.0MM)
Sun /
Oracle
(04/09;
$7369.2MM)
Lawson /
Infor
(Golden Gate)
(03/11;
$1958.1MM)
McAfee /
Intel
(08/10;
$7680.0MM)
Castle /
Icicle
(3/12;
$2,025MM)
IDC /
Investor
Group
(05/10;
$3362.7MM)
Phase
Forward /
Oracle
(04/10;
$788.4MM)
Interwoven /
Autonomy
Corporation
(01/09;
$775.0MM)
SPSS /
IBM
(07/09;
$1157.5MM)
Blue Coat
Systems /
Thoma
Bravo
(12/11;
$1,279MM)
SkillSoft /
Investor
Group
(02/10;
$1067.5MM)
Novell /
Attachmate
(11/10;
$2175.4MM)
Success
Factors /
SAP
(12/11;
$3,748MM)
RightNow /
Oracle
(10/11;
$1800.0MM)
Fast Search DemandTec /
& Transfer /
Microsoft
(01/08;
$1218.5MM)
IBM
(12/11;
$509MM)
Sonic /
Rovi
(12/10;
$772.2MM)
LTM AV / EBITDA
(x)
VALUATION ANALYSIS
32
Precedent Multiples – Software Transactions
2008 to Present; >$500MM Equity Value
Source Morgan Stanley Technology M&A Database
Project Castle
Financial Sponsor Buyer
Castle
Notes
1. Castle and precedent NTM EBITDA based on street estimates
2. Summary statistics and median line exclude Castle
LTM AV / EBITDA
Summary Statistics
Overall LBO
Min 8.1x 8.1x
Bottom Quartile 11.0x 9.7x
Median 14.5x 11.5x
Top Quartile 21.8x 13.0x
Max 42.5x 16.6x
NTM AV / EBITDA
Summary Statistics
Overall LBO
Min 5.3x 5.3x
Bottom Quartile 10.3x 9.9x
Median 12.2x 10.5x
Top Quartile 18.1x 11.0x
Max 41.1x 12.6x

N.M.
19.3x
17.4x
N.M. N.M. N.M.
13.8x
40.3x
36.3x
28.7x
31.7x
33.4x
19.6x
21.2x 22.1x
23.4x
24.8x
26.6x 27.0x
N.M.
81.9x
65.2x
58.1x
54.6x
43.5x
42.0x
N.M. N.M. N.M.
0.0x
15.0x
30.0x
45.0x
60.0x
75.0x
90.0x
Wind River
Systems /
Intel
(06/09;
$909MM)
ArcSight /
HP
(09/10;
$1,749MM)
Omniture /
Adobe
(09/09;
$1,833MM)
RightNow /
Oracle
(10/11;
$1,800MM)
Taleo /
Oracle
(02/12;
$1940MM)
Radiant
Systems /
NCR
(07/11;
$1,168MM)
SonicWALL /
Investor
Group
(06/10;
$718MM)
Sybase /
SAP
(05/10;
$6,383MM)
Autonomy /
HP
(08/11;
$11,700MM)
ATG /
Oracle
(11/10;
$1,033MM)
Blue Coat
Systems /
Thoma
Bravo
(12/11;
$1,279MM)
SPSS /
IBM
(07/09;
$1,158MM)
Blackboard /
Providence
Equity
(07/11;
$1,585MM)
Lawson /
Infor
(Golden Gate)
(03/11;
$1,958MM)
IDC /
Investor
Group
(05/10;
$3,363MM)
Interwoven /
Autonomy
Corporation
(01/09;
$775MM)
Epicor /
Apax
(04/11;
$802MM)
Novell /
Attachmate
(11/10;
$2,175MM)
McAfee /
Intel
(08/10;
$7,680MM)
Castle /
Icicle
(03/12;
$2,025MM)
SkillSoft /
Investor
Group
(02/10;
$1,067MM)
Eclipsys /
Allscripts -
Misys
(06/10;
$1,445MM)
Fast Search &
Transfer /
Microsoft
(01/08;
$1,218MM)
Phase
Forward /
Oracle
(04/10;
$788MM)
S1 Corp /
ACI
Worldwide
(07/11;
$508MM)
Sonic /
Rovi
(12/10;
$772MM)
Sun /
Oracle
(04/09;
$7,369MM)
Success
Factors /
SAP
(12/11;
$3,748MM)
DemandTec /
IBM
(12/11;
$509MM)
LTM P/E
(x)
LTM P/E
Summary Statistics
Overall LBO
Min 13.8x 13.8x
Bottom Quartile 22.1x 20.8x
Median 28.7x 24.1x
Top Quartile 42.0x 27.2x
Max 81.9x 40.3x
N.M.
17.7x
N.M. N.M. N.M.
17.5x
N.M.
14.0x 14.2x
17.2x
30.5x
29.7x
26.5x
27.1x
27.4x
18.7x 19.1x
22.0x 22.4x
23.4x
24.8x
26.1x
N.M.
63.8x
51.6x
46.0x
41.1x
39.2x
36.2x
0.0x
10.0x
20.0x
30.0x
40.0x
50.0x
60.0x
70.0x
Eclipsys /
Allscripts -
Misys
(06/10;
$1,445MM)
RightNow /
Oracle
(10/11;
$18,000MM)
Sonic /
Rovi
(12/10;
$772MM)
S1 Corp /
ACI
Worldwide
(07/11;
$508MM)
Taleo /
Oracle
(02/12;
$1,940MM)
Omniture /
Adobe
(09/09;
$1,833MM)
SPSS /
IBM
(07/09;
$1,158MM)
Autonomy /
HP
(08/11;
$11,700MM)
Radiant
Systems /
NCR
(07/11;
$1,168MM)
Sybase /
SAP
(05/10;
$6,383MM)
SonicWALL /
Investor
Group
(06/10;
$718MM)
Blue Coat
Systems /
Thoma
Bravo
(12/11;
$1,279MM)
ATG /
Oracle
(11/10;
$1,033MM)
IDC /
Investor
Group
(05/10;
$3,363MM)
Blackboard /
Providence
Equity
(07/11;
$1,585MM)
Novell /
Attachmate
(11/10;
$2,175MM)
Lawson /
Infor
(Golden Gate)
(03/11;
$1,958MM)
Wind River
Systems /
Intel
(06/09;
$909MM)
McAfee /
Intel
(08/10;
$7,680MM)
Epicor /
Apax
(04/11;
$802MM)
Interwoven /
Autonomy
Corporation
(01/09;
$775MM)
SkillSoft /
Investor
Group
(02/10;
$1,067MM)
Castle /
Icicle
(02/12;
$2,025MM)
ArcSight /
HP
(09/10;
$1,749MM)
Fast Search &
Transfer /
Microsoft
(01/08;
$1,218MM)
Phase
Forward /
Oracle
(04/10;
$788MM)
Sun /
Oracle
(04/09;
$7,369MM)
Success
Factors /
SAP
(12/11;
$3,748MM)
DemandTec /
IBM
(12/11;
$509MM)
NTM P/E
(x)
VALUATION ANALYSIS
33
Precedent Multiples – Software Transactions
2008 to Present; >$500MM Equity Value
Source Morgan Stanley Technology M&A Database
Project Castle
Financial Sponsor Buyer
Castle
Notes
1. Castle and precedent NTM P/E based on street estimates
2. Summary statistics and median line exclude Castle
NTM P/E
Summary Statistics
Overall LBO
Min 14.2x 14.2x
Bottom Quartile 19.9x 18.7x
Median 26.3x 22.2x
Top Quartile 34.8x 24.1x
Max 63.8x 26.5x

12.6x
12.1x
11.7x
11.4x
10.9x
10.8x
10.2x 10.2x
10.1x
9.7x 9.7x 9.6x
9.4x
9.3x 9.2x 9.2x
9.0x 9.0x
8.4x 8.3x
5.3x 5.3x
N.A. N.A. N.A. N.A. N.A. N.A. N.A. N.A. N.A. N.A. N.A. N.A. N.A. N.A. N.A. N.A. N.A. N.A.
6.3x 6.4x
6.8x
7.0x
7.8x
8.0x 8.0x
0.0x
5.0x
10.0x
15.0x
NTM AV/EBITDA
(x)
Blackboard
Providence
(06/11;
$2.1Bn)
Epicor
Apax
(04/11;
$2.0Bn)
Lawson
Golden
Gate
(04/11;
$2.4Bn)
Tomkins
CPP
(07/10;
$4.7Bn)
Immucor
TPG
(07/11;
$1.8Bn)
PPD
Carlyle
(10/11;
$3.9Bn)
Skillsoft
Berkshire
(02/10;
$1.2Bn)
Syniverse
Carlyle
(10/10;
$2.7Bn)
Dynegy
Blackstone
(08/10;
$4.7Bn)
SRA
Providence
(04/11;
$1.7Bn)
Emdeon
Blackstone
(08/11;
$3.0Bn)
J.Crew
TPG
(11/10;
$2.8Bn)
EMSC
CD&R
(02/11;
$3.2Bn)
Kinetic
Apax
(07/11;
$6.5Bn)
Del Monte
KKR
(11/10;
$5.7Bn)
Comm
Scope
Carlyle
(10/10;
$4.3Bn)
NBTY
Carlyle
(07/10;
$3.8Bn)
Novell
Attachmate
(11/10;
$1.2Bn)
InventivTH
Lee
(05/10;
$1.2Bn)
99c Only
Leonard
Green
(03/11;
$1.3Bn)
Gymboree
Bain
(10/10;
$1.8Bn)
Jo-Ann
Leonard
Green
(12/10;
$1.6Bn)
BJ’s
Leonard
Green
(06/11;
$2.4Bn)
CKE
Apollo
(04/10;
$1.0Bn)
DynCorp
Cerberus
(04/10;
$1.5Bn)
RCNA
BRY
(03/10;
$1.2Bn)
GoDaddy
KKR
(07/11;
$2.4Bn)
Academy
KKR
(05/11;
$2.4Bn)
Vertafore
TPG
(06/10;
$1.4Bn)
IDC
Warburg
Pincus
(05/10;
$3.2Bn)
American
Tire / TPG
(04/10;
$1.3Bn)
Capsugel
KKR
(04/11;
$2.4Bn)
Sedgwick
H&F
(04/10;
$1.1Bn)
Advantage
Apax
(11/10;
$1.8Bn)
Acosta
TH Lee
(01/11;
$2.0Bn)
Multiplan
Silver Lake
(07/10;
$3.1Bn)
Husky
Berkshire
(05/11;
$2.2Bn)
Air Medical
Bain
(08/10;
$1.0Bn)
BK3G
(09/10;
$4.0Bn)
Bumble
Bee
Lion
(11/10;
$1.0Bn)
Michael
GS
(05/10;
$1.7Bn)
Ashland
TPG
(11/10;
$1.0Bn)
Arizona
American
(09/10;
$0.8Bn)
Styron
Bain
(03/10;
$1.6Bn)
VALUATION ANALYSIS
34
Precedent Multiples – LBO Transactions
2010 to Present; >$1Bn Equity Value
Project Castle
Source Morgan Stanley Technology M&A Database; Morgan Stanley Leverage Finance M&A Database
15.4x
12.9x
11.7x
11.6x
11.3x
11.0x
10.8x
10.5x
9.6x
9.4x
9.3x
9.1x
9.0x 8.9x
8.8x
8.5x 8.3x
5.5x
13.5x
13.0x
11.7x
11.4x
11.0x
10.8x
10.6x
9.7x
9.4x
9.4x 9.2x
9.0x
8.3x
8.1x 8.0x 8.0x
7.9x
7.7x 7.7x
7.4x
7.3x
7.2x
7.0x
6.2x
6.1x 6.1x 6.0x
5.9x
5.8x
0.0x
2.0x
4.0x
6.0x
8.0x
10.0x
12.0x
14.0x
16.0x
18.0x
LTM AV/EBITDA
(x)
GoDaddy
KKR
(07/11;
$2.4Bn)
Academy
Sports KKR
(05/11;
$2.4Bn)
Vertafore
TPG
(06/10;
$1.4Bn)
IDC
Silver Lake
(05/10;
$3.2Bn)
American
Tire/TPG
(04/10;
$1.3Bn)
Syniverse
Carlyle
(10/10;
$2.7Bn)
Sedgwick
Claims/H&F
(04/10;
$1.1Bn)
Acosta
TH Lee
(01/11;
$2.0Bn)
Lawson
Golden
(04/11;
$2.4Bn)
Air Medical
Bain
(08/10;
$1.0Bn)
Del Monte
KKR
(11/10;
$5.7Bn)
J.Crew
TPG
(11/10;
$2.8Bn)
SRA
Providence
(04/11;
$1.7Bn)
Comm
Scope
Carlyle
(10/10;
$4.3Bn)
NBTY
Carlyle
(07/10;
$3.8Bn)
Michael
GS
(05/10;
$1.7Bn)
Inventiv
TH Lee
(05/10;
$1.2Bn)
Tomkins
CPP
(07/10;
$4.7Bn)
Jo-Ann
Leonard
Green
(12/10;
$1.6Bn)
DynCorp
Cerberus
(04/10;
$1.5Bn)
CKE
Apollo`
(0`4/10;
$1.0Bn)
Styron
Bain
(03/10;
$1.6Bn)
PPD
Carlyle
(10/11;
$3.9Bn)
Blackboard
Providence
(06/11;
$2.1Bn)
Immucor
TPG
(07/11;
$1.8Bn)
Epicor
Apax
(04/11;
$2.0Bn)
Capsugel
KKR
(04/11;
$2.4Bn)
Emdeon
Blackstone
(08/11;
$3.0Bn)
Skillsoft
Berkshire
(02/10;
$1.2Bn)
Advantage
Apax
(11/10;
$1.8Bn)
Multiplan
Silver Lake
(07/10;
$3.1Bn)
Husky
Berkshire
(05/11;
$2.2Bn)
BK
3G
(09/10;
$4.0Bn)
99c Only
Leonard
Green
(03/11;
$1.3Bn)
EMSC
CD&R
(02/11;
$3.2Bn)
Kinetic
Apax
(07/11;
$6.5Bn)
Bumble
BeeLion
(11/10;
$1.0Bn)
Ashland
TPG
(11/10;
$1.0Bn)
Gymboree
Bain
(10/10;
$1.8Bn)
Novell
Attachmate
(11/10;
$1.2Bn)
Trans
Union/MD
(04/10;
$2.2Bn)
Dynegy
Blackstone
(08/10;
$4.7Bn)
BJ’s
Leonard
Green
(06/11;
$2.4Bn)
Arizona
American
(09/10;
$0.8Bn)
RCN
ABRY
(03/10;
$1.2Bn)
Blue Coat
Thoma
Bravo
(12/11;
$1,279MM)
Blue Coat
Thoma
Bravo
(12/11;
$1,279MM)
TransUnion
Madison
Dearborn
(04/10;
$2.2Bn)
Castle
Castle /
Icicle
(3/12;
$2,025MM)
Castle /
Icicle
(3/12;
$2,025MM)
LTM AV / EBITDA
Summary Statistics
Overall
Min 5.5x
Bottom Quartile 7.7x
Median 9.0x
Top Quartile 10.8x
Max 15.4x
Notes
1. Castle and precedent NTM EBITDA based on street estimates
2. Summary statistics and median line exclude Castle
NTM AV / EBITDA
Summary Statistics
Overall
Min 5.3x
Bottom Quartile 8.0x
Median 9.2x
Top Quartile 10.2x
Max 12.6x

Project Castle 35 Appendix A Supplemental Materials

($MM)
Pre-Transaction Including
Adjustments
Transaction Costs
3/31 3/31
Purchase Price/Share $23.00 $23.00
Equity Value $2,024.7 $2,024.7
Cash 302.5 302.5
Debt (103.9) (103.9)
Minority Interest (34.9) (34.9)
Repatriation Exp. 0.0 0.0
Trans. Expenses (63.2)
Net Cash (Debt) 163.7 100.4
Aggregate Value $1,861.1 $1,924.3
2012 EBITDA
(1)
$238.9 $238.9
AV/2012 EBITDA 7.8x 8.1x
2011 EBITDA
(1)
$226.3 $226.3
AV/2011 EBITDA 8.2x 8.5x
Purchase Valuation
Project Castle
SUPPLEMENTAL MATERIALS
36
Summary of Investment Profile
Notes
1. Case A based on Castle management outlook as of 2/8/2012
2. Includes deferred options/RSUs that get paid out per vesting schedule; Includes Smarsh minority interest of $34.9MM
3. Based on Castle management assumptions
(3)
($MM)
PF 3/31 2016
Sponsor IRR
LTM Multiple 8.5x 8.2x
LTM EBITDA 226.3      306.7
Imp. Aggregate Value $1,924.3 $2,522.1
(Debt)
(2)
(1,260.9) (428.7)
US Cash 150.0      30.0
Off-Shore Cash 30.0        229.5
Implied Equity Value $843.5 $2,352.9
Equity Investment:
Sponsor New Equity $150.0 $404.5
VS Equity $683.5 $1,843.0
Other Rolled Equity $10.0 $27.0
New Options (5% Pool) --  $78.5
Total Equity $843.5 $2,352.9
IRR 24.1%
Multiple of Invested Equity 2.8x
Returns Analysis
Assumes $23.00/share Purchase Price, 5.0x Total Leverage, and as of 3/31/2012

($MM)
U.S. Off-Shore Total
PF Min Cash $30.0 $30.0 $60.0
Additional Cash Kept on Bal Sheet 120.0 -                 120.0
Total PF Balance Sheet Cash $150.0 $30.0 $180.0
Potential Loan to VS (120.0) -                 (120.0)
Remaining PF Cash $30.0 $30.0 $60.0
Pro Forma Cash
($MM)
U.S. Off-Shore Total
Est. Cash at Closing (3/31) $56.5 $246.0 $302.5
Less: Tax on Repatriation
(5)
-              -                 0.0
Less: PF Min Cash
(3) (30.0) (30.0) (60.0)
Available for Funding $26.5 $216.0 $242.5
Less: Additional Cash Kept on Bal Sheet
(3) (120.0)
Excess Cash Used in Funding 122.5
Cash Reconciliation
Project Castle
SUPPLEMENTAL MATERIALS
37
Summary of Sources and Uses
Assumes $23.00/share Purchase Price, 5.0x Total Leverage, and as of 3/31/2012
Notes
1. Assumes Q1’12 B/S cash of $302.5MM ($56.5MM U.S., $246.0MM off-shore)
2. Debt of $103.9MM based on $71MM draw on existing Line of Credit and existing Bldg Debt of $32.9MM
3. Assumes minimum operational cash of $60MM ($30MM U.S., $30MM off-shore); additional excess cash of $120MM kept on balance sheet to finance VS loan and to meet Sponsor minimum equity requirements
4. Rollover includes shares outstanding, RSUs, and Net Options
5. Off-shore cash repatriation of $216.0 ($30MM min cash) assumes repatriation tax is deferred
6. Assumes 1.0% OID on $985.7MM bank financing equal to $9.9MM; Assumes no OID on bonds
7. Deferred payout for unvested in-the-money options and RSUs
8. Leverage based on 2011 Pro Forma Adjusted EBITDA of $237.3MM
9. Based on Castle management assumptions
(9)
5.0x Total Leverage, 100% Rollover, and $23.00 per share Multiple of
($MM) Adj. EBITDA
(8)
Est. Excess Balance Sheet Cash (3/31/12)
(1)
$122.5
5.5% Bank Loan 985.7 4.2x
9.25% Bond 200.0 0.8x
Note: Total Debt $1,185.7 57.3% 5.0x
VS Equity (100% Rollover)
(4)
$683.5
Other Rolled Equity (TBD) 10.0
Deferred Unvested Options & RSUs
(7)
40.3
Sponsor Equity 150.0
Note: Total Equity $883.7 42.7% 3.7x
Note: Total Debt + Equity $2,069.4 100.0% 8.7x
Total Sources $2,191.9
Sources
($MM)
Rolled Equity (VS / Other) $693.5
Deferred Unvested Options / RSUs
(7)
40.3
Public Equity 1,291.0
Note: Total Fully-Diluted Equity $2,024.7
Retire Existing Debt
(2)
103.9
Fees & Expenses 53.4
OID
(6)
9.9
Total Uses $2,191.9
Uses

SUPPLEMENTAL MATERIALS
38
Precedent Premiums – Software Transactions
2008 to Present; >$500MM Equity Value
Project Castle
Financial Sponsor Buyer
Castle
Premia to 1-Day Prior
Summary Statistics
Overall LBO
Min 11.0% 11.0%
Bottom Quartile 23.5% 13.1%
Median 33.1% 24.7%
Top Quartile 49.5% 32.1%
Max 91.0% 48.0%
Premia to 30-Day Average
Summary Statistics
Overall LBO
Min 7.0% 7.0%
Bottom Quartile 24.7% 18.0%
Median 39.7% 22.0%
Top Quartile 53.0% 30.1%
Max 98.0% 51.0%
(1) (4) (6) (5) (1) (2) (1) (3)
29%
26%
25%
24% 23%
20%
17%
14%
12%
7%
54%
53%
47%
51% 51%
33%
36%
38% 38%
41%
43%
45%
19%
98%
75%
70%
67%
58%
54%
0%
20%
40%
60%
80%
100%
120%
Sun /
Oracle
(04/09;
$7,369MM)
DemandTec /
IBM
(12/11;
$509MM)
ArcSight /
HP
(09/10;
$1,749MM)
Fast
Search &
Transfer /
Microsoft
(01/08;
$1,218MM)
Autonomy /
HP
(08/11;
$11,700MM)
Success
Factors
/ SAP
(12/11;
$3,748MM)
Wind
River
Systems /
Intel
(06/09;
$909MM)
McAfee /
Intel
(08/10;
$7,680MM)
SPSS /
IBM
(07/09;
$1,158MM)
Blue Coat
Systems /
Thoma
Bravo
(12/11;
$1,279MM)
Omniture /
Adobe
(09/09;
$1,833MM)
Sybase /
SAP
(05/10;
$6,383MM)
ATG /
Oracle
(11/10;
$1,033MM)
Interwoven /
Autonomy
Corporation
(01/09;
$775MM)
Sonic /
Rovi
(12/10;
$772MM)
Radiant
Systems /
NCR
(07/11;
$1,168MM)
Phase
Forward /
Oracle
(04/10;
$788MM)
IDC /
Investor
Group
(05/10;
$3,363MM)
Novell /
Attachmate
(11/10;
$2,175MM)
S1 Corp /
ACI
Worldwide
(07/11;
$508MM)
RightNow /
Oracle
(10/11;
$1,838MM)
Blackboard /
Providence
Equity
(07/11;
$1,585MM)
Taleo /
Oracle
(02/12;
$2,056MM)
Epicor /
Apax
(04/11;
$802MM)
SonicWALL /
Investor
Group
(06/10;
$718MM)
Eclipsys /
Allscripts -
Misys
(06/10;
$1,445MM)
Lawson /
Infor
(Golden
Gate)
(03/11;
$1,958MM)
Castle /
Icicle
(3/12;
$2,025MM)
SkillSoft /
Investor
Group
(02/10;
$1,067MM)
30-Day Average
%
(6) (1) (3) (1) (2) (1) (5)
28%
26%
24%
21%
20%
19%
18%
14%
11% 11%
54%
48%
42%
44%
46%
28%
30%
32%
33%
33%
37%
42%
18%
91%
64%
60%
57% 56%
54%
0%
20%
40%
60%
80%
100%
Sun /
Oracle
(04/09;
$7,369MM)
Autonomy /
HP
(08/11;
$11,700MM)
McAfee /
Intel
(08/10;
$7,680MM)
DemandTec / Sybase /
IBM
(12/11;
$509MM)
SAP
(05/10;
$6,383MM)
Success
Factors
/ SAP
(12/11;
$3,748MM)
ArcSight /
HP
(09/10;
$1,749MM)
Blue Coat
Systems
/ Thoma
Bravo
(12/11;
$1,279MM)
ATG /
Oracle
(11/10;
$1,033MM)
Wind River
Systems /
Intel
(06/09;
$909MM)
SPSS /
IBM
(07/09;
$1,158MM)
Fast
Search &
Transfer /
Microsoft
(01/08;
$1,218MM)
Interwoven /
Autonomy
CorporationWorldwide
(01/09;
$775MM)
S1 Corp /
ACI
(07/11;
$508MM)
IDC /
Investor
Group
(05/10;
$3,363MM)
SonicWALL /
Investor
Group
(06/10;
$718MM)
Phase
Forward /
Oracle
(04/10;
$788MM)
Novell /
Attachmate
(11/10;
$2,175MM)
Radiant
Systems /
NCR
(07/11;
$1,168MM)
Omniture /
Adobe
(09/09;
$1,833MM)
Sonic /
Rovi
(12/10;
$772MM)
Blackboard /
Providence
Equity
(07/11;
$1,585MM)
RightNow /
Oracle
(10/11;
$1,838MM)
Castle /
Icicle
(3/12;
$2,025MM)
Eclipsys /
Allscripts -
Misys
(06/10;
$1,445MM)
Taleo /
Oracle
(02/12;
$2,056MM)
Lawson /
Infor
(Golden
Gate)
(03/11;
$1,958MM)
SkillSoft /
Investor
Group
(02/10;
$1,067MM)
Epicor /
Apax
(04/11;
$802MM)
1-Day Prior
%
Notes
1.
Transactions are 100% cash except for: S1 / ACI transaction: 66% Cash / 34% Stock, Sonic / Rovi transaction: 55% Cash / 45% Stock, Eclipsys / Allscripts transaction: 100% Stock
2.
Blackboard unaffected price prior to company announcement that it had received takeover offers
3.
Lawson unaffected price prior to acquisition rumors
4.
ArcSight unaffected price prior to acquisition rumors
5.
Novell unaffected price prior to acquisition rumors
6.
IDC unaffected price prior to acquisition rumors
7.
Summary statistics and median line exclude Castle

($MM)
Cash Debt Net Cash
U.S. Off-Shore Total Bldg Fac Line of Credit Total (Debt)
12/31/11 Balance (Q4) $36.2 $224.0 $260.2 ($32.9) ($91.0) ($123.9) $136.3
Operating Cash Flow 50.5 27.0 77.5 -              -                -              77.5
CAPEX (1.0) (5.0) (6.0) -              -                -              (6.0)
Acquisitions
(2)
(9.2) 0.0 (9.2) -              -                -              (9.2)
LOC Paydown (20.0) 0.0 (20.0) -              20.0            20.0          0.0
3/31/12 Balance (Q1) $56.5 $246.0 $302.5 ($32.9) ($71.0) ($103.9) $198.6
Operating Cash Flow 16.2 16.2 32.4 -              -                -              32.4
CAPEX (3.2) (9.8) (13.0) -              -                -              (13.0)
LOC Paydown (23.0) 0.0 (23.0) -              23.0            23.0          0.0
6/30/12 Balance (Q2) $46.5 $252.5 $299.0 ($32.9) ($48.0) ($80.9) $218.1
Liquidity Rollforward
Projected Cash Balances
Project Castle
SUPPLEMENTAL MATERIALS
39
Note
1. Per Castle management
2. Acquisition allowance of $9.2MM for Q1 2012
Preliminary
(1)

2011 and 2012 by Quarter
Project Castle
SUPPLEMENTAL MATERIALS
40
Notes
1. Castle management Case A as of 2/8/2012
Slow Start in Q1’12, But Expected to Finish Strong by Q4’12
(1)
(1)
2011A 2012E % Change
($MM) Q1(A) Q2(A) Q3(A) Q4(A) Q1(E) Q2(E) Q3(E) Q4(E) 2011(A) 2012(E) 2011-2012
Licenses $90 $111 $127 $143 $92 $113 $133 $173 $471 $510 8.5%
Maintenance 80           86           91           124         91           101         108         133         381         433         13.7%
Services
15           18           20           17           17           18           20           19           69           74
6.8%
Total Bookings $184 $215 $238 $283 $200 $232 $261 $325 $921 $1,018 10.5%
Licenses 67           78           88           106         66           81           95           120         338         362         7.3%
Maintenance 108         110         117         126         128         130         133         137         462         528         14.4%
Services
13           15           15           14           16           17           17           17           58           68
17.8%
Total Revenue $188 $203 $220 $246 $210 $228 $246 $275 $857 $959 11.8%
Cost of Revenues 22           25           25           26           27           29           29           29           98           113         15.4%
Gross Profit $166 $178 $196 $220 $183 $200 $217 $246 $759 $845 11.4%
% margin 88% 88% 89% 89% 87% 88% 88% 89% 89% 88%
Sales & Marketing $79 $85 $82 $89 $91 $92 $92 $102 $335 $377 12.7%
R&D 40           42           41           40           44           45           45           44           162         178         9.9%
G&A
24           24           23           24           24           24           23           23           95           94
(0.7%)
Total Operating Expenses 142         150         146         153         159         161         160         169         591         649         9.8%
% margin 75% 74% 66% 62% 76% 70% 65% 62% 69% 68%
Non-GAAP Operating Income $24 $28 $49 $67 $24 $39 $57 $77 $168 $197 17.1%
% margin 13% 14% 22% 27% 11% 17% 23% 28% 20% 21%
Quarterly Model

Actual EBITDA Reconciliation as Reported
Adjusted LTM EBITDA Reconciliation
Project Castle
SUPPLEMENTAL MATERIALS
41
Notes
1. Based on quarterly earnings press release filed with SEC; Amortization and Depreciation includes impairment losses on intangible assets
2. Reflects amount of deferred revenue written-off in conjunction with BakBone acquisition which would otherwise have been recognized
3. Estimated costs of duplicative shared service expense during build out of facility in Cork, Ireland
4. Add-back of eliminated expenses related to closure of Surgient business, acquired in August 2010; Quarterly splits not available, assumed all in Q3
5. Add-back of one-time severance expense and previously paid compensation expense related to reduction in force actions in Q3’11; Quarterly splits not available, assumed all in Q3
6. Estimated savings in public company costs as a result of being a private company
($MM) Q1'11 Q2'11 Q3'11 Q4'11 CY2011
GAAP Operating Income (as reported) $5.4 $10.2 $29.9 $43.6 $89.0
+ Amortization of purchased technology 4.7 5.2 6.3 7.6 23.8
+ Amortization of purchased intangible assets 3.7 4.2 5.0 11.0 24.0
+ Stock-based compensation expense 7.4 5.5 5.5 6.8 25.3
+ One-time items (legal, fees, costs, etc) 2.8 2.7 2.7 (2.3) 5.9
Non-GAAP Operating Income (as reported)
(1)
$23.9 $27.8 $49.4 $66.8 $168.0
+ Depreciation 4.0 3.9 3.6 4.4 15.9
EBITDA $28.0 $31.8 $53.0 $70.8 $183.9
Add-Backs:
+ BakBone Deferred Revenue
(2) $9.1 $9.5 $8.2 $7.0 $33.8
+ Cork Buildout
(3)
1.0 2.4 1.6 0.6 5.6
+ Surgient Shutdown
(4) - - 6.0 - 6.0
+ Q3 Reduction-in-Force
(5) - - 5.0 - 5.0
+ Estimated Public Company Costs
(6)
0.8 0.8 0.8 0.8 3.0
Adjusted EBITDA $38.8 $44.4 $74.5 $79.1 $237.3

SUPPLEMENTAL MATERIALS
Disclaimer
Project Castle
42
We have prepared this document solely for informational purposes. You should not definitively rely upon it or use it to form the definitive basis for any decision, contract, commitment or action whatsoever, with respect to any proposed transaction or otherwise. You and your directors, officers, employees, agents and affiliates must hold this document and any oral information provided in connection with this document in strict confidence and may not communicate, reproduce, distribute or disclose it to any other person, or refer to it publicly, in whole or in part at any time except with our prior written consent. If you are not the intended recipient of this document, please delete and destroy all copies immediately.
We have prepared this document and the analyses contained in it based, in part, on certain assumptions and information obtained by us from the recipient, its directors, officers, employees, agents, affiliates and/or from other sources. Our use of such assumptions and information does not imply that we have independently verified or necessarily agree with any of such assumptions or information, and we have assumed and relied upon the accuracy and completeness of such assumptions and information for purposes of this document.
Neither we nor any of our affiliates, or our or their respective officers, employees or agents, make any representation or warranty, express or implied, in relation to the accuracy or completeness of the information contained in this document or any oral information provided in connection herewith, or any data it generates and accept no responsibility, obligation or liability (whether direct or indirect, in contract, tort or otherwise) in relation to any of such information. We and our affiliates and our and their respective officers, employees and agents expressly disclaim any and all liability which may be based on this document and any errors therein or omissions therefrom. Neither we nor any of our affiliates, or our or their respective officers, employees or agents, make any representation or warranty, express or implied, that any transaction has been or may be effected on the terms or in the manner stated in this document, or as to the achievement or reasonableness of future projections, management targets, estimates, prospects or returns, if any. Any views or terms contained herein are based on financial, economic, market and other conditions prevailing as of the date of this document and are therefore subject to change. We undertake no obligation or responsibility to update any of the information contained in this document. Past performance does not guarantee or predict future performance.
We have (i) assumed that any forecasted financial information contained herein reflects the best available estimates of future financial performance, and (ii) not made any independent valuation or appraisal of the assets or liabilities of any company involved in any proposed transaction, nor have we been furnished with any such appraisals.
The purpose of this document is to provide the recipient with an explanation of the basis upon which Morgan Stanley is issuing a financial opinion letter in relation to the proposed transaction. This document should be read in conjunction with and is subject to the terms of such financial opinion. This document supersedes any previous documents or presentations delivered by Morgan Stanley to the recipient in connection with the proposed transaction.
This document and the information contained herein do not constitute an offer to sell or the solicitation of an offer to buy any security, commodity or instrument or related
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Notwithstanding anything herein to the contrary, each recipient hereof (and their employees, representatives, and other agents) may disclose to any and all persons, without
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